Exhibit 10.2
Execution Version
TENTH AMENDMENT AND EXTENSION AGREEMENT
TENTH AMENDMENT AND EXTENSION AGREEMENT, dated as of April 30, 2025 (this “Agreement”), among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), ALC AIRCRAFT FINANCING DESIGNATED ACTIVITY COMPANY, an Irish designated activity company (the “Irish Borrower” an indirect, wholly-owned subsidiary of the Borrower and, together with the Borrower, the “Co-Borrowers”), the several lenders parties hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014 as amended by the First Amendment dated as of June 1, 2015, the Second Amendment dated as of May 27, 2016, the Third Amendment and Extension Agreement dated as of May 2, 2017, the Fourth Amendment and Extension Agreement dated as of May 2, 2018, the Fifth Amendment and Extension Agreement dated as of May 3, 2019, the Sixth Amendment and Extension Agreement, dated as of April 29, 2021, the Seventh Amendment and Extension Agreement, dated as of April 26, 2022,the Eighth Amendment and Extension Agreement, dated as of April 25, 2023 and the Ninth Amendment and Extension Agreement, dated as of April 29, 2024 (the “Existing Credit Agreement” and as further amended, supplemented or modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time parties thereto, the Administrative Agent and the other parties thereto.
W I T N E S S E T H:
WHEREAS, pursuant to the Existing Credit Agreement, the Lenders agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested an extension of the Termination Date under the Credit Agreement and certain Lenders party to the Existing Credit Agreement with a Commitment set forth under the heading “2029 Maturity” on Schedule 1 hereto (the “Extending Lenders”) are willing to extend the Termination Date applicable to each such Extending Lender as set forth in Section 2, on the terms set forth herein (such extension, the “2025 Extension”);
WHEREAS, the Borrower has requested that certain other provisions of the Existing Credit Agreement be amended as set forth herein (including to add the Irish Borrower as a borrower solely with respect to the Tranche B Commitments) and such Extending Lenders which constitute Required Lenders are willing to agree to such amendments on the terms set forth herein;
WHEREAS, each of the financial institutions listed in Exhibit B (the “New Lenders”) now desires to become a party to the Credit Agreement pursuant to Section 2.1(c) thereof, that provide that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent of the Administrative Agent shall not be unreasonably withheld); and
WHEREAS, each of the financial institutions party to this Agreement as an “Assigning Lender” (each, an “Assigning Lender”) has agreed to assign all or a part of its Commitments to each Lender party to this agreement as an “Assuming Lender” (each, an “Assuming Lender”), as set forth in Section 5.
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1.  Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Agreement).

SECTION 2.  Extension. Each of the Extending Lenders party to this Agreement hereby agrees to extend, effective as of the Effective Date (as defined below), its Termination Date under the Credit Agreement to May 5, 2029 pursuant to Section 2.1(g) of the Credit Agreement.
SECTION 3.  Amendments to Existing Credit Agreement. (i) The Existing Credit Agreement is hereby amended with the stricken text deleted (indicated textually in the same manner as the following example: ~~stricken text~~) and with the double-underlined text added (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto and (ii) Schedule 1.1A of the Existing Credit Agreement is hereby amended and restated as set forth on Schedule 1 hereto.
SECTION 4.  New Lenders.
(a)Each of the New Lenders agrees to be bound by the provisions of the Credit Agreement (including, as amended pursuant to this Agreement), and agrees that it shall, on the Effective Date, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment as specified on Exhibit B-1 hereto.
(b)Each of the New Lenders (i) represents and warrants that it is legally authorized to enter into this Agreement; (ii) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Section 6.1(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(e) of the Credit Agreement.
(c)The address for notices for each of the New Lenders for the purposes of the Credit Agreement is as specified on Exhibit B-2 hereto.
SECTION 5.  Assignment and Assumption.
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(a)Subject to the satisfaction of the conditions set forth in Section 6, (i) the Assuming Lenders have severally agreed to purchase, on the terms set forth in the Assignment and Assumption attached as Exhibit A to the Existing Credit Agreement (the “Assignment and Assumption”) (and subject to and in accordance with the Standard Terms and Conditions set forth on Annex 1 thereto and the other requirements therein (including, for the avoidance of doubt, the delivery of an administrative questionnaire to the Administrative Agent) which are hereby agreed to by each Assuming Lender and incorporated herein by reference and made a part of this Section 5 as if set forth herein in full (as incorporated herein, the “Standard Terms and Conditions”)), collectively, certain Commitments from the Assigning Lenders and the related Assigned Interests (as defined in the Assignment and Assumption) and (ii) each of the Assigning Lenders hereby assigns, on the terms set forth in the Assignment and Assumption (and subject to and in accordance with the Standard Terms and Conditions, which are hereby agreed to by each Assigning Lender), such Commitments and the related Assigned Interests to the Assuming Lenders. Such assignments and assumptions shall be effective on the Effective Date immediately prior to giving effect to the Amendments set forth in Section 3 (the “Assignments”; and the Commitments so assigned, the “Assigned Commitments”), with each Assuming Lender constituting an Assignee (as defined in the Assignment and Assumption) for purposes of the Assignments (including the Standard Terms and Conditions) and each Assigning Lender constituting an Assignor (as defined in the Assignment and Assumption) for purposes of the Assignments (including the Standard Terms and Conditions); provided that the Commitments assigned pursuant to this Section 5 shall be deemed to have been extended pursuant to Section 2 and each Assuming Lender hereby consents to such extension of the Termination Date for such commitments to May 5, 2029. In accordance with Section 10.6(b)(iii) of the Existing Credit Agreement, upon the consummation of the Assignments, each Assigning Lender that has assigned all of its Commitments under the Credit Agreement pursuant to this Section 5 shall be released from its obligations under the Existing Credit Agreement and shall cease to be a party thereto (but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.5 of the Credit Agreement).
(b)The Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender hereby consent to the Assignments. In connection with the Assignments and for purposes of the Assignments only, the Administrative Agent hereby waives the processing and recordation fees set forth in Section 10.6(b)(ii)(B)(1) of the Existing Credit Agreement.
(c)After giving effect to the Assignments and after taking into account any commitments of new Lenders pursuant to Section 4 of this Agreement, the Commitments of each Lender shall be as set forth in Schedule 1 hereto.
SECTION 6.  Effective Date. This Agreement shall become effective on the date (the “Effective Date”) on which the following conditions have been satisfied or waived by the Administrative Agent:
(a)the Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by a duly authorized officer of each of the Borrower and the Irish Borrower and each Extending Lender, each New Lender, the Assigning Lender and each Assuming Lender;
(b)the Administrative Agent shall have received each of the documents required to be delivered pursuant to Section 2.1(b) of the Credit Agreement in connection with any New Lender;
(c)(i) the Administrative Agent and the Lenders shall have received all documentation and other information about the Loan Parties as is reasonably requested in writing at least five days prior to the Effective Date by the Administrative Agent or the Lenders that they reasonably
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determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act; and (ii) at least five days prior to the Effective Date, the Borrower, to the extent it qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), shall have delivered to each Lender that so requests a certification regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to the Borrower (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (c) shall be deemed to be satisfied); and
(d)the Administrative Agent shall have received the executed legal opinions of (i) O’Melveny & Myers LLP, counsel to the Borrower and (ii) A&L Goodbody LLP, counsel to the Irish Borrower; each addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 7.  Expenses. The Borrower shall reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, fees, disbursements and reasonable charges of counsel to the Administrative Agent, within 15 days of the Effective Date.
SECTION 8.  Commitments as of the Effective Date. (a) As of the Effective Date, after taking into account any commitments of new Lenders pursuant to Section 4 of this Agreement and the Assignments in Section 5 of this Agreement, the Commitment of each Lender is set forth in Schedule 1 to this Agreement.
SECTION 9.  Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties made by the Borrower in the Loan Documents or any notice or certificate delivered in connection therewith (other than the representation and warranty contained in Section 4.2 of the Existing Credit Agreement) shall be, immediately before and immediately after giving effect to this Agreement, true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date, (b) immediately before and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing and (c) as of the Effective Date, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement, if applicable, is true and correct in all respects.
SECTION 10.  Representations and Warranties of the Lenders. Each Tranche B Lender party hereto represents that it is a Qualifying Lender as of the Effective Date.
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SECTION 11.  GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER AND ANY CLAIM OR CONTROVERSY (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.12 AND 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 12.  Amendments; Execution in Counterparts. (a) This Agreement shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and, except as expressly provided for herein, shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Nothing contained herein shall be construed as a substitution or novation of the Existing Credit Agreement or of the obligations outstanding thereunder. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.
(b) The Borrower and the other parties hereto hereby acknowledge and agree that this Agreement shall constitute a “Loan Document” as such term is used in the Existing Credit Agreement, and each reference in the Existing Credit Agreement as amended hereby to the “Loan Documents” shall be deemed to include this Agreement.

(c) This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
(d) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “executed”, “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, shall be deemed to include electronic signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 11. Severability; Integration. (a) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(b) This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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(c) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AIR LEASE CORPORATION, as the Borrower

By:	/s/ Gregory B. Willis
Name:	Gregory B. Willis
Title:	Executive Vice President and Chief Financial Officer

ALC AIRCRAFT FINANCING DESIGNATED ACTIVITY COMPANY, as the Irish Borrower

By:	/s/ Gregory B. Willis
Name:	Gregory B. Willis
Title:	Attorney

[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and a Lender

By:	/s/ Michael Mastronikolas
Name:	Michael Mastronikolas
Title:	Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

BANK OF AMERICA. N.A .. as Lender

By:	/s/ Elliot Hartman
Name:	Elliot Hartman
Title:	Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender and Assuming Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Managing Director

By:	/s/ Armen Semizian
Name:	Armen Semizian
Title:	Managing Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Bank of China, Los Angeles Branch, as Lender

By:	/s/ Peng Li
Name:	Peng Li
Title:	SVP & Branch Manager

[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Managing Director

By:	/s/ Carolina Gutierrez
Name:	Carolina Gutierrez
Title:	Executive Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

BMO Bank, N.A., as Lender

By:	/s/ Lauren Harte
Name:	Lauren Harte
Title:	Vice President

[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

BNP PARIBAS, as Lender

By:	/s/ Shashin Khanna
Name:	Shashin Khanna
Title:	Vice President

By:	/s/ Bradley Goodenough
Name:	Bradley Goodenough
Title:	Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Citibank, N.A., as Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Citizens Bank NA, as Lender

By:	/s/ Mark A. Bomberger
Name:	Mark A. Bomberger
Title:	Senior Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

EMIRATES NBD BANK PJSC, as Lender and Assigning Lender

By:	/s/ Floyd Donatus Fernandes
Name:	Floyd Donatus Fernandes
Title:	A 1408

By:	/s/ Zain Ahmed Khan
Name:	Zain Ahmed Khan
Title:	A 6167
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Fifth Third Bank, National Association, as Lender

By:	/s/ Lindsay Bossong
Name:	Lindsay Bossong
Title:	Executive Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Lloyds Bank Corporate Markets plc, as Lender

By:	/s/ Tina Wong
Name:	Tina Wong
Title:	Assistant Vice President

By:	/s/ Catherine Lim
Name:	Catherine Lim
Title:	Assistant Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

MIZUHO BANK, LTD., as Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Managing Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

MUFG Bank, Ltd., as Lender

By:	/s/ Jeffrey Mo
Name:	Jeffrey Mo
Title:	Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Lender and Assuming Lender

By:	/s/ Maxwell Feinstein
Name:	Maxwell Feinstein
Title:	Assistant Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY, as Lender

By:	/s/ Frank Murphy
Name:	Frank Murphy
Title:	Director Credit Risk

By:	/s/ Carlos Ivan Duarte
Name:	Carlos Ivan Duarte
Title:	Associate Director Corporate Banking
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Richard Bernal
Name:	Richard Bernal
Title:	Managing Director

[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender

By:	/s/ Betty Chang
Name:	Betty Chang
Title:	Authorized Signatory
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

TRUIST BANK, as Lender

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Nathan R. Rantala
Name:	Nathan R. Rantala
Title:	Managing Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Scott Umbs
Name:	Scott Umbs
Title:	Authorized Signatory
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

CIBC Bank USA, as Lender

By:	/s/ James Pacelli
Name:	James Pacelli
Title:	Managing Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Lender

By:	/s/ Xiaoxing Huang
Name:	Xiaoxing Huang
Title:	Vice President

By:	/s/ Robert O'Brien
Name:	Robert O'Brien
Title:	Executive Director

[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Tad L. Stainbrook
Name:	Tad L. Stainbrook
Title:	Senior Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

National Westminster Bank plc, as Lender

By:	/s/ Jonathan Eady
Name:	Jonathan Eady
Title:	Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

REGIONS BANK, as Lender

By:	/s/ William Soo
Name:	William Soo
Title:	Managing Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

CAIXABANK S.A. UK BRANCH, as Lender and Assuming Lender

By:	/s/ Thibaud Olivier
Name:	Thibaud Olivier
Title:	Asset & Structured Trade Senior Relationship Manager

By:	/s/ Sergi Periago
Name:	Sergi Periago
Title:	Head of Client Coverage
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

ARAB BANKING CORPORATION (B.S.C.) NEW YORK BRANCH, as Lender

By:	/s/ Michael Yusi
Name:	Michael Yusi
Title:	Senior Relationship Manager

By:	/s/ Tony Berbari
Name:	Tony Berbari
Title:	General Manager
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

China Construction Bank Corporation, New York Branch, as Lender

By:	/s/ Lihua Guo
Name:	Lihua Guo
Title:	Deputy General Manager
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as Lender

By:	/s/ Phil Andresen
Name:	Phil Andresen
Title:	Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

M&T Bank, as Lender

By:	/s/ Macon Heikes
Name:	Macon Heikes
Title:	SVP
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Paul F. Johnson
Name:	Paul F. Johnson
Title:	Senior Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

First-Citizens Bank & Trust Company, as Lender

By:	/s/ John Ngwaro
Name:	John Ngwaro
Title:	Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

GOLDMAN SACHS BANK USA, as Lender and Assigning Lender

By:	/s/ Jonathan Dworkin
Name:	Jonathan Dworkin
Title:	Authorized Signatory
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

MORGAN STANLEY BANK, N.A., as Lender and Assuming Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Oversea-Chinese Banking Corporation, New York Agency, as Lender

By:	/s/ Barend van IJsselstein
Name:	Barend van IJsselstein
Title:	Managing Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

State Bank of India, New York, as Lender

By:	/s/ Gangeshwar Jha
Name:	Gangeshwar Jha
Title:	Vice President & Head (Credit) State Bank of India, New York
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Crédit Industriel et Commercial, New York Branch, as Lender

By:	/s/ Andrew McKuin
Name:	Andrew McKuin
Title:	Managing Director

By:	/s/ Adrienne Molloy
Name:	Adrienne Molloy
Title:	Managing Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

UMB Bank, n.a., as Lender

By:	/s/ Cory Miller
Name:	Cory Miller
Title:	Senior Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Agricultural Bank of China Limited, New York Branch, as Lender

By:	/s/ Nelson Chou
Name:	Nelson Chou
Title:	Senior Vice President & Head of Corporate Banking Department
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

CITY NATIONAL BANK, as Lender

By:	/s/ Julia Barnhill
Name:	Julia Barnhill
Title:	Senior Vice President
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

The Governor and Company of The Bank of Ireland, as Lender

By:	/s/ Ailíse Dowling
Name:	Ailíse Dowling
Title:	Manager

By:	/s/ Fiona Smith
Name:	Fiona Smith
Title:	Associate Director
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Land Bank of Taiwan, New York Branch, as Lender

By:	/s/ Kuen-Shan Sheu
Name:	Kuen-Shan Sheu
Title:	General Manager
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Taiwan Cooperative Bank Seattle Branch, as Lender

By:	/s/ Hsin-Yuan Hsueh
Name:	Hsin-Yuan Hsueh
Title:	VP & General Manager, Acting
[Signature Page to Tenth Amendment and Extension to the Credit Agreement]

Exhibit A

Amendments to Existing Credit Agreement
[Attached]

Exhibit A

$~~7,807,500,000~~8,182,500,000

SECOND AMENDED AND RESTATED CREDIT AGREEMENT
among
AIR LEASE CORPORATION,
as Borrower,

ALC AIRCRAFT FINANCING DESIGNATED ACTIVITY COMPANY,
as Irish Borrower

The Several Lenders from Time to Time Parties Hereto,
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of May 5, 2014

J.P. MORGAN SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1, BMO CAPITAL MARKETS, RBS SECURITIES INC., CREDIT SUISSE SECURITIES (USA) LLC, BOFA SECURITIES, INC., WELLS FARGO SECURITIES, LLC, FIFTH THIRD SECURITIES, INC. and MIZUHO SECURITIES USA INC.
as Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CITIGROUP GLOBAL MARKETS INC., MIZUHO BANK, LTD., BMO CAPITAL MARKETS CORP., BNP PARIBAS, TRUIST SECURITIES, INC., FIFTH THIRD BANK, NATIONAL ASSOCIATION, GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, MUFG BANK, LTD., RBC CAPITAL MARKETS, SANTANDER BANK, N.A., WELLS FARGO BANK, N.A. and BANK OF CHINA, LOS ANGELES BRANCH
as Second Amendment Joint Lead Arrangers and Joint Bookrunners and as Third Amendment Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., BANK OF CHINA, LOS ANGELES BRANCH, CITIBANK, N.A. GOLDMAN SACHS BANK USA, MIZUHO BANK, LTD., MUFG BANK, LTD., RBC CAPITAL MARKETS, TORONTO-DOMINION BANK, NEW YORK BRANCH, WELLS FARGO BANK, N.A., ABN AMRO CAPITAL USA LLC, BMO HARRIS BANK, N.A., BNP PARIBAS, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TRUIST SECURITIES, INC., FIFTH THIRD BANK, NATIONAL ASSOCIATION, KEYBANK NATIONAL ASSOCIATION, LLOYDS BANK and REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK
as Fourth Amendment Joint Lead Arrangers and Joint Bookrunners

BOFA SECURITIES, INC, BANK OF CHINA, LOS ANGELES BRANCH, BMO HARRIS BANK N.A., JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., MUFG BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TRUIST SECURITIES, INC., WELLS FARGO BANK, N.A., RBC CAPITAL MARKETS, BNP PARIBAS, FIFTH THIRD BANK, NATIONAL ASSOCIATION, ABN AMRO CAPITAL USA LLC, CITIBANK, N.A., GOLDMAN SACHS BANK USA, NATWEST MARKETS PLC, REGIONS CAPITAL MARKETS, A DIVISION
1 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.
    i

OF REGIONS BANK, SANTANDER BANK, N.A., TORONTO-DOMINION BANK, NEW YORK BRANCH, CITIZENS BANK, N.A., INDUSTRIAL COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH AND KEYBANK NATIONAL ASSOCIATION
as Fifth Amendment Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., BANK OF CHINA, LOS ANGELES BRANCH, MUFG BANK, LTD., BMO HARRIS BANK N.A., CITIBANK, N.A., FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TRUIST BANK, WELLS FARGO BANK, N.A., TORONTO-DOMINION BANK, NEW YORK BRANCH, RBC CAPITAL MARKETS, DEUTSCHE BANK AG NEW YORK, GOLDMAN SACHS BANK USA, NATWEST MARKETS PLC, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, SANTANDER BANK, N.A., CITIZENS BANK, N.A., KEYBANK NATIONAL ASSOCIATION AND BNP PARIBAS
as Sixth Amendment Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A, BOFA SECURITIES, INC., BANK OF CHINA, LOS ANGELES BRANCH, MUFG BANK, LTD., BMO HARRIS BANK N.A., CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK, WELLS FARGO BANK, N.A., RBC CAPITAL MARKETS, BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, CITIZENS BANK, N.A., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, NATWEST MARKETS PLC, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, SANTANDER BANK, N.A., SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY, BNP PARIBAS AND KEYBANK NATIONAL ASSOCIATION
as Seventh Amendment Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A, BOFA SECURITIES, INC., BANK OF CHINA, LOS ANGELES BRANCH, MUFG BANK, LTD., BMO HARRIS BANK N.A., CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK, WELLS FARGO BANK, N.A., RBC CAPITAL MARKETS, BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, CITIZENS BANK, N.A., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, NATWEST MARKETS PLC, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, BANCO SANTANDER, S.A., NEW YORK BRANCH, SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY, BNP PARIBAS, KEYBANK NATIONAL ASSOCIATION AND LLOYDS BANK CORPORATE MARKETS, PLC
as Eighth Amendment Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A, BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, BANCO SANTANDER, S.A., NEW YORK BRANCH, BANK OF CHINA, LOS ANGELES BRANCH, BOFA SECURITIES, INC., BMO BANK N.A., BNP PARIBAS, CIBC BANK USA., CITIBANK, N.A., CITIZENS BANK, N.A., DEUTSCHE BANK SECURITIES INC., FIFTH THIRD BANK, NATIONAL ASSOCIATION, EMIRATES NBD BANK PJSC, GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, KEYBANK NATIONAL ASSOCIATION, LLOYDS BANK CORPORATE MARKETS PLC, MIZUHO BANK, LTD., MUFG BANK, LTD., NATWEST MARKETS PLC, RBC CAPITAL MARKETS, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY, SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST SECURITIES, INC. AND WELLS FARGO BANK, N.A.
as Ninth Amendment Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A, BOFA SECURITIES, INC., BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, BANK OF CHINA, LOS ANGELES BRANCH, BANCO SANTANDER, S.A., NEW YORK BRANCH, BMO BANK N.A., BNP PARIBAS, CIBC BANK USA., CITIBANK, N.A., CITIZENS BANK, N.A., DEUTSCHE BANK SECURITIES INC., EMIRATES NBD BANK PJSC, FIFTH THIRD BANK, NATIONAL ASSOCIATION, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK

BRANCH, KEYBANK NATIONAL ASSOCIATION, LLOYDS BANK CORPORATE MARKETS PLC, MIZUHO BANK, LTD., MUFG BANK, LTD., NATWEST MARKETS PLC, PNC BANK, NATIONAL ASSOCIATION, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY, SOCIÉTÉ GÉNÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST SECURITIES, INC., WELLS FARGO BANK, N.A AND ROYAL BANK OF CANADA
as Tenth Amendment Joint Lead Arrangers and Joint Bookrunners

CITIBANK, N.A. and ROYAL BANK OF CANADA
as Syndication Agents

BANK OF AMERICA, N.A., CITIBANK, N.A., MIZUHO BANK, LTD., BMO HARRIS BANK N.A., BNP PARIBAS and TRUIST BANK
as Second Amendment Co-Syndication Agents

BANK OF AMERICA, N.A., BANK OF CHINA, LOS ANGELES BRANCH, CITIBANK, N.A. GOLDMAN SACHS BANK USA, MIZUHO BANK, LTD., MUFG BANK, LTD., ROYAL BANK OF CANADA, TORONTO-DOMINION BANK, NEW YORK BRANCH, WELLS FARGO BANK, N.A., ABN AMRO CAPITAL USA LLC, BMO HARRIS BANK, N.A., BNP PARIBAS, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE and TRUIST BANK
as Fourth Amendment Co-Syndication Agents

BANK OF AMERICA, N.A., BANK OF CHINA, LOS ANGELES BRANCH, BMO HARRIS BANK N.A., MIZUHO BANK, LTD., MUFG BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TRUIST BANK, WELLS FARGO BANK, N.A. AND ROYAL BANK OF CANADA
as Fifth Amendment Co-Syndication Agents

BANK OF AMERICA, N.A., BANK OF CHINA, LOS ANGELES BRANCH, MUFG BANK, LTD., BMO HARRIS BANK N.A., CITIBANK, N.A., FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TRUIST BANK, WELLS FARGO BANK, N.A., TORONTO-DOMINION BANK, NEW YORK BRANCH, SANTANDER BANK, N.A., AND ROYAL BANK OF CANADA
as Sixth Amendment Co-Syndication Agents

BOFA SECURITIES, INC., BANK OF CHINA, LOS ANGELES BRANCH, MUFG BANK, LTD., BMO HARRIS BANK N.A., CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK, WELLS FARGO BANK, N.A., RBC CAPITAL MARKETS, SANTANDER BANK, N.A. AND BNP PARIBAS
as Seventh Amendment Co-Syndication Agents

BOFA SECURITIES, INC., BANK OF CHINA, LOS ANGELES BRANCH, MUFG BANK, LTD., BMO HARRIS BANK N.A., CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK, WELLS FARGO BANK, N.A., RBC CAPITAL MARKETS, BANCO SANTANDER, S.A., NEW YORK BRANCH, BNP PARIBAS, LLOYDS BANK CORPORATE MARKETS, PLC AND SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY
as Eighth Amendment Co-Syndication Agents

BANCO SANTANDER, S.A., NEW YORK BRANCH, BOFA SECURITIES, INC., BANK OF CHINA, LOS ANGELES BRANCH, BMO BANK N.A., BNP PARIBAS, CITIBANK, N.A., CITIZENS BANK, N.A., DEUTSCHE BANK SECURITIES INC., EMIRATES NBD BANK PJSC, FIFTH THIRD BANK, NATIONAL ASSOCIATION, LLOYDS BANK CORPORATE MARKETS PLC, MIZUHO BANK, LTD., MUFG BANK, LTD., RBC CAPITAL MARKETS, SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY, SOCI~~E~~ÉT~~E~~É G~~E~~ÉN~~E~~ÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK AND

WELLS FARGO BANK, N.A.
as Ninth Amendment Co-Syndication Agents

BOFA SECURITIES, INC., BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, BANK OF CHINA, LOS ANGELES BRANCH, BANCO SANTANDER, S.A., NEW YORK BRANCH, BMO BANK N.A., BNP PARIBAS, CITIBANK, N.A., CITIZENS BANK, N.A., DEUTSCHE BANK SECURITIES INC., EMIRATES NBD BANK PJSC, FIFTH THIRD BANK, NATIONAL ASSOCIATION, LLOYDS BANK CORPORATE MARKETS PLC, MIZUHO BANK, LTD., MUFG BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY, SOCIÉTÉ GÉNÉRALE, TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST SECURITIES, INC., WELLS FARGO BANK, N.A AND ROYAL BANK OF CANADA
as Tenth Amendment Co-Syndication Agents

BMO HARRIS BANK N.A. and THE ROYAL BANK OF SCOTLAND PLC
as Documentation Agents

FIFTH THIRD BANK, NATIONAL ASSOCIATION, GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, MUFG BANK, LTD., ROYAL BANK OF CANADA, SANTANDER BANK, N.A., WELLS FARGO BANK, N.A. and BANK OF CHINA, LOS ANGELES BRANCH
as Second Amendment Co-Documentation Agents
FIFTH THIRD BANK, NATIONAL ASSOCIATION, KEYBANK NATIONAL ASSOCIATION, LLOYDS BANK and REGIONS BANK
as Fourth Amendment Co-Documentation Agents
BNP PARIBAS, FIFTH THIRD BANK, NATIONAL ASSOCIATION, ABN AMRO CAPITAL USA LLC, CITIBANK, N.A., GOLDMAN SACHS BANK USA, NATWEST MARKETS PLC, REGIONS BANK, SANTANDER BANK, N.A., TORONTO-DOMINION BANK, NEW YORK BRANCH, CITIZENS BANK, N.A., INDUSTRIAL COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH AND KEYBANK NATIONAL ASSOCIATION
as Fifth Amendment Co-Documentation Agents
DEUTSCHE BANK AG NEW YORK BRANCH, GOLDMAN SACHS BANK USA, NATWEST MARKETS PLC, REGIONS BANK, CITIZENS BANK, N.A., KEYBANK NATIONAL ASSOCIATION AND BNP PARIBAS
as Sixth Amendment Co-Documentation Agents
BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, CITIZENS BANK, N.A., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, NATWEST MARKETS PLC, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY AND KEYBANK NATIONAL ASSOCIATION
as Seventh Amendment Co-Documentation Agents

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, CITIZENS BANK, N.A., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, NATWEST MARKETS PLC, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK AND KEYBANK NATIONAL ASSOCIATION
as Eighth Amendment Co-Documentation Agents

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, CIBC BANK USA, GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, KEYBANK NATIONAL ASSOCIATION, NATWEST MARKETS PLC AND REGIONS CAPITAL

MARKETS, A DIVISION OF REGIONS BANK
as Ninth Amendment Co-Documentation Agents

CIBC BANK USA., INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, KEYBANK NATIONAL ASSOCIATION, NATWEST MARKETS PLC, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK
as Tenth Amendment Co-Documentation Agents

TABLE OF CONTENTS

Page
Section 1.	DEFINITIONS	1

1.1	Defined.........................................................................................................................	1
1.2	Other Definitional Provisions......................................................................................	~~27~~31
1.3	Interest Rates................................................................................................................	~~28~~31
1.4	Divisions......................................................................................................................	~~28~~32
1,5	Borrower Agent...............................................................................................…........	32

Section 2.	AMOUNT AND TERMS OF COMMITMENTS	~~29~~32

2.1	Commitments.................................................................................................................	~~29~~32
2.2	Procedure for Borrowing.............................................................................................	~~31~~35
2.3	Swingline Loans..........................................................................................................	~~32~~35
2.4	[Reserved]....................................................................................................................	~~33~~37
2.5	Facility Fees, etc. ........................................................................................................	~~33~~37
2.6	Termination or Reduction of Commitments................................................................	~~34~~38
2.7	Optional Prepayments..................................................................................................	~~34~~38
2.8	Conversion and Continuation Options.........................................................................	~~34~~38
2.9	Limitations on Term Benchmark Tranches.................................................................	~~35~~39
2.10	Interest Rates and Payment Dates................................................................................	~~35~~39
2.11	Computation of Interest and Fees................................................................................	~~36~~40
2.12	Inability to Determine Interest Rate.............................................................................	~~36~~40
2.13	Pro Rata Treatment and Payments...............................................................................	~~38~~42
2.14	Requirements of Law...................................................................................................	~~40~~44
2.15	Taxes............................................................................................................................	~~41~~45
2.16	Indemnity.....................................................................................................................	~~44~~49
2.17	Change of Lending Office...........................................................................................	~~44~~49
2.18	Replacement of Lenders..............................................................................................	~~44~~49
2.19	Defaulting Lenders......................................................................................................	~~45~~50
2.20	Competitive Bid Procedure..........................................................................................	~~46~~51

Section 3.	LETTERS OF CREDIT	~~48~~53

3.1	L/C Commitment.........................................................................................................	~~48~~53
3.2	Procedure for Issuance of Letter of Credit...................................................................	~~49~~54
3.3	Fees and Other Charges...............................................................................................	~~49~~54
3.4	L/C Participations........................................................................................................	~~49~~54
3.5	Reimbursement Obligation of the Borrower...............................................................	~~50~~55
3.6	Obligations Absolute...................................................................................................	~~51~~55
3.7	Letter of Credit Payments............................................................................................	~~51~~56
3.8	Applications.................................................................................................................	~~51~~56
    i

Section 4.	REPRESENTATIONS AND WARRANTIES	~~51~~56

4.1	Financial Condition......................................................................................................	~~51~~56
4.2	No Change...................................................................................................................	~~51~~56
4.3	Existence; Compliance with Law................................................................................	~~52~~56
4.4	Power; Authorization; Enforceable Obligations..........................................................	~~52~~57
4.5	No Legal Bar................................................................................................................	~~52~~57
4.6	Litigation......................................................................................................................	~~52~~57
4.7	No Default....................................................................................................................	~~52~~57
4.8	Ownership of Property.................................................................................................	~~52~~57
4.9	Intellectual Property.....................................................................................................	~~52~~57
4.10	Taxes............................................................................................................................	~~53~~58
4.11	Federal Regulations.....................................................................................................	~~53~~58
4.12	Labor Matters...............................................................................................................	~~53~~58
4.13	ERISA..........................................................................................................................	~~53~~58
4.14	Investment Company Act; Other Regulations.............................................................	~~53~~58
4.15	Subsidiaries..................................................................................................................	~~54~~59
4.16	Use of Proceeds...........................................................................................................	~~54~~59
4.17	Environmental Matters................................................................................................	~~54~~59
4.18	Accuracy of Information, etc.......................................................................................	~~54~~59
4.19	Anti-Corruption Laws and Sanctions..........................................................................	~~55~~59

Section 5.	CONDITIONS PRECEDENT	~~55~~60

5.1	Conditions to Initial Extension of Credit.....................................................................	~~55~~60
5.2	Conditions to Each Extension of Credit After the Closing Date.................................	~~56~~61

Section 6.	AFFIRMATIVE COVENANTS	~~57~~61

6.1	Financial Statements....................................................................................................	~~57~~61
6.2	Certificates; Other Information....................................................................................	~~57~~62
6.3	Payment of Obligations...............................................................................................	~~58~~63
6.4	Maintenance of Existence; Compliance......................................................................	~~58~~63
6.5	Maintenance of Property; Insurance............................................................................	~~58~~63
6.6	Inspection of Property; Books and Records; Discussions...........................................	~~59~~63
6.7	Notices.........................................................................................................................	~~59~~63
6.8	Use of Proceeds...........................................................................................................	~~59~~64
6.9	Accuracy of Information..............................................................................................	~~59~~64
6.10	Future Guarantors........................................................................................................	~~60~~64

Section 7.	NEGATIVE COVENANTS	~~60~~64

7.1	Financial Condition Covenants....................................................................................	~~60~~65
7.2	Indebtedness.................................................................................................................	~~60~~65

7.3	Fundamental Changes..................................................................................................	~~61~~65
7.4	[Reserved]....................................................................................................................	~~61~~66
7.5	Transactions with Affiliates.........................................................................................	~~61~~66
7.6	Changes in Fiscal Periods............................................................................................	~~61~~66
7.7	Lines of Business.........................................................................................................	~~62~~66

Section 8.	EVENTS OF DEFAULT	~~62~~66

Section 9.	THE AGENTS	~~64~~69

9.1	Appointment................................................................................................................	~~64~~69
9.2	Delegation of Duties....................................................................................................	~~65~~69
9.3	Exculpatory Provisions................................................................................................	~~65~~69
9.4	Reliance by Administrative Agent...............................................................................	~~65~~70
9.5	Notice of Default.........................................................................................................	~~66~~70
9.6	Non-Reliance on Agents and Other Lenders...............................................................	~~66~~70
9.7	Indemnification............................................................................................................	~~66~~71
9.8	Agent in Its Individual Capacity..................................................................................	~~67~~71
9.9	Successor Administrative Agent..................................................................................	~~67~~71
9.10	Arrangers, Documentation Agents and Syndication Agents.......................................	~~67~~72
9.11	Certain ERISA Matters................................................................................................	~~67~~72
9.12	Acknowledgments with respect to Payments..............................................................	~~69~~74
9.13	Borrower Communications..........................................................................................	~~70~~75

Section 10.	MISCELLANEOUS	~~71~~76

10.1	Amendments and Waivers...........................................................................................	~~71~~76
10.2	Notices.........................................................................................................................	~~72~~77
10.3	No Waiver; Cumulative Remedies..............................................................................	~~73~~78
10.4	Survival of Representations and Warranties................................................................	~~73~~78
10.5	Payment of Expenses and Taxes..................................................................................	~~73~~78
10.6	Successors and Assigns; Participations and Assignments...........................................	~~75~~80
10.7	Adjustments; Set‑off....................................................................................................	~~79~~83
10.8	Counterparts; Integration; Effectiveness; Electronic Execution..................................	~~79~~83
10.9	Severability..................................................................................................................	~~80~~84
10.10	Integration....................................................................................................................	~~80~~84
10.11	GOVERNING LAW....................................................................................................	~~80~~84
10.12	Submission To Jurisdiction; Waivers..........................................................................	~~80~~85
10.13	Acknowledgements......................................................................................................	~~81~~85
10.14	Releases.......................................................................................................................	~~81~~86
10.15	Confidentiality.............................................................................................................	~~82~~86
10.16	WAIVERS OF JURY TRIAL.....................................................................................	~~83~~87
10.17	USA Patriot Act...........................................................................................................	~~83~~88
10.18	Prior Credit Agreement................................................................................................	~~83~~88

10.19	Acknowledgement and Consent to Bail-In of Affected Financial Institutions...........	~~84~~88
10.20	Joint and Several Liability...........................................................................................	88

SCHEDULES:

1.1A	Commitments
1.1B	Departing Lenders
3.1	Letters of Credit Issued Under Prior Credit Agreement
4.15	Subsidiaries

EXHIBITS:

A	Form of Assignment and Assumption
B-1	Form of Closing Certificate
B-2	Form of Solvency Certificate
C	Form of Legal Opinion of O’Melveny & Myers, LLP
D	Form of Compliance Certificate
E-1 - E-4	Form of U.S. Tax Compliance Certificate
F-1	Form of New Lender Supplement
F-2	Form of Commitment Increase Supplement
G	Form of Guaranty
H	Form of Extension Agreement

    v

SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of May 5, 2014, among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), ALC AIRCRAFT FINANCING DESIGNATED ACTIVITY COMPANY, an Irish designated activity company (the “Irish Borrower” an indirect, wholly-owned subsidiary of the Borrower and, together with the Borrower, the “Co-Borrowers”) the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent.
The parties hereto hereby agree as follows:
SECTION 1.    DEFINITIONS
1.1    Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.
“ABR”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or, if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the ABR due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the ABR is being used as an alternate rate of interest pursuant to Section 2.12 hereof (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.12(b)), then the ABR shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the ABR as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.
“ABR Loans”: Loans the rate of interest applicable to which is based upon the ABR.
“Adjusted Daily Simple SOFR”: for any day, a rate equal to the Daily Simple SOFR, plus 0.10%; provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR Rate”: for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Administrative Agent”: JPMorgan Chase Bank, N.A., together with its Affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.
“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Agent Indemnitee”: as defined in Section 9.7.
“Agents”: the collective reference to the Administrative Agent and any other agent identified on the cover page of this Agreement.
“Aggregate Exposure Percentages”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Extensions of Credit at such time to the Total Extensions of Credit at such time.
“Agreement”: as defined in the preamble hereto.
“Aircraft Assets”: aircraft, airframes, engines (including spare engines), parts and pre-delivery payments relating to the foregoing.
“ALC Warehouse”: ALC Warehouse Borrower, LLC, a Delaware limited liability company.
“Ancillary Document”: has the meaning assigned to it in Section 10.8(b).

“Anti-Corruption Laws”: (a) the United States Foreign Corrupt Practices Act of 1977 and all other United States laws, rules and regulations applicable to the Borrower and its Subsidiaries concerning or relating to bribery or corruption ~~and~~, (b) the UK Bribery Act of 2010 and (c) the Irish Criminal Justice (Corruption Offences) Act 2018 (as amended).
“Applicable Margin”: with respect to Loans of any Type (other than Competitive Loans) at any time, the applicable rate per annum which is applicable at such time with respect to such Loans of such Type as set forth in the Pricing Grid.
“Applicable Parties”: has the meaning assigned to it in Section 9.13(c).
“Application”: an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.
“Approved Borrower Portal”: has the meaning assigned to it in Section 9.13(a).
“Arrangers”: the Lead Arrangers and Joint Bookrunners identified on the cover page of this Agreement.
“Assignee”: as defined in Section 10.6(b).
“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit A.
“Available Commitment”: as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Commitment then in effect over (b) such Lender’s Extensions of Credit then outstanding.
“Available Tenor”: as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.12.
“Available Tranche A Commitment”: as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Tranche A Commitment then in effect over (b) such Lender’s Tranche A Extensions of Credit then outstanding.
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Event”: with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, Irish law examiner, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Benchmark”: initially, with respect to any (i) Daily Simple SOFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Daily Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.12.
“Benchmark Replacement”: for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent, in consultation with the Borrower, for the applicable Benchmark Replacement Date:

(1) the Adjusted Daily Simple SOFR;
(2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment;
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment”: with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such times.
“Benchmark Replacement Conforming Changes”: with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion, in consultation with Borrower, may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date”: with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event”: with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period”: with respect to any Benchmark, the period (if any)

(x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12.

“Benefit Plan”: any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Part 4, Subpart B of Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, or (c) any Person whose assets include (for purposes of the Plan Asset Regulations) the assets of any such “employee benefit plan” or “plan”.
“Benefitted Lender”: as defined in Section 10.7(a).
“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).
“Board of Directors”: (a) with respect to a corporation, the Board of Directors of the corporation or (other than for purposes of determining Change of Control) the executive committee of the Board of Directors; and (b) with respect to any other Person, the board or committee of such Person serving a similar function.
“Borrower”: as defined in the preamble hereto.
“Borrower Communications”: has the meaning assigned to it in Section 9.13(c).
“Borrowing Date”: any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.
“Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York City, Chicago or Los Angeles, USA or Dublin, Ireland are authorized or required by law to close, provided, that with respect to notices and determinations in connection with, and payments of principal and interest on, Daily Simple SOFR Loans, any such day that is only an U.S. Government Securities Business Day.
“Business Hours”: the hours of any Business Day during the period running from (and including) 9:00 A.M., New York City Time to (and including) 6:00 P.M., New York City Time.
“Capital Lease”: at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.
“Capital Stock”: with respect to any Person, all equity interests in such Person, including any Common Stock, Preferred Stock, limited liability or partnership interests (whether general or limited), and all warrants or options with respect to, or other rights to purchase, the foregoing, but excluding Convertible Notes and Indebtedness (other than Preferred Stock) convertible into equity.
“Cash and Cash Equivalents”: (a) cash and cash equivalents, as defined in accordance with GAAP, and (b) commercial paper, certificates of deposit, guaranteed investment contracts, repurchase agreements and similar securities where the obligor to the Borrower is rated A (or equivalent rating) or above by any Rating Agency (or in the case of commercial paper, rated P-1 or higher by

Moody’s or A-1 or higher by S&P).
“Change of Control”: an event or series of events by which:
(a)    a “person” or “group” within the meaning of Section 13(d) of the Exchange Act other than the Borrower, a direct or indirect Subsidiary of the Borrower, or any employee or executive benefit plan of the Borrower and/or its Subsidiaries, has become the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Borrower’s Common Stock representing more than 50% of the total voting power of all Common Stock of the Borrower then outstanding and constituting Voting Stock; or
(b)    the consummation of (i) any consolidation or merger of the Borrower pursuant to which the Borrower’s Common Stock will be converted into the right to obtain cash, securities of a Person other than the Borrower, or other property or (ii) any sale, lease or other transfer in one transaction or a series of related transactions of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person other than a direct or indirect Subsidiary of the Borrower; provided, however, that a transaction described in clause (i) or (ii) in which the holders of the Borrower’s Common Stock immediately prior to such transaction own or hold, directly or indirectly, more than 50% of the voting power of all Common Stock of the continuing or surviving corporation or the transferee, or the parent thereof, outstanding immediately after such transaction and constituting Voting Stock shall not constitute a Change of Control.
“Closing Date”: the date on which the conditions precedent set forth in Section 5.1 shall have been satisfied, which date is May 5, 2014.
“CME Term SOFR Administrator”: CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator selected by the Administrative Agent in its reasonable discretion).

“Co-Borrowers”: the Borrower and the Irish Borrower.
“Code”: the Internal Revenue Code of 1986, as amended from time to time.
“Commitment”: as to any Lender, the ~~obligation of such Lender, if any, to make Loans (other than Competitive Loans) and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto or the applicable New Lender Supplement, Commitment Increase Supplement or Extension Agreement, as the same may be increased from time to time pursuant to Section 2.1(b) or otherwise changed from time to time pursuant to the terms hereof. The amount of the Total Commitments as of the Ninth Amendment Effective Date is $7,807,500,000.~~Tranche A Commitment or Tranche B Commitment, as applicable, of such Lender.
“Commitment Increase Supplement”: a supplement to this Agreement substantially in the form of Exhibit F-2.
“Commitment Period”: the period from and including the Closing Date to the earlier of the Termination Date and the date of termination of the Commitments.

“Common Stock”: any class of capital stock or share capital of any corporation now or hereafter authorized, the right of which to share in distributions of either earnings or assets of such corporation is without limit as to any amount or percentage.
“Competitive Bid”: an offer by a Lender to make a Competitive Loan in accordance with Section 2.20.
“Competitive Bid Rate”: with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.
“Competitive Bid Request”: a request by the Borrower for Competitive Bids in accordance with Section 2.20.
“Competitive Borrowing”: a Competitive Loan or group of Competitive Loans of the same Type made, converted or continued on the same date and as to which a single Interest Period is in effect.
“Competitive Loans”: ~~a Loan made pursuant to Section 2.20~~the Tranche A Competitive Loans and Tranche B Competitive Loans.
“Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit D.
“Consolidated Adjusted EBITDA”: with reference to any period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income, depreciation, amortization, interest expense, income taxes, stock based compensation expense and any other non-cash, non-recurring losses or charges of the Borrower and its consolidated Subsidiaries.
“Consolidated Interest Expense”: for any period, all interest expense in respect of Indebtedness of the Borrower and its consolidated Subsidiaries deducted in determining Consolidated Net Income together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, excluding all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.
“Consolidated Net Income”: with reference to any period, the net income (or loss) of the Borrower and its consolidated Subsidiaries for such period, on a consolidated basis, provided that there shall be excluded any net income, gain or losses during such period from (a) any change in accounting principles in accordance with GAAP, (b) any prior period adjustment resulting from any change in accounting principles in accordance with GAAP, (c) any discontinued operations and (d) any extraordinary items.
“Consolidated Shareholders’ Equity”: as of any date of determination, shareholders’ equity as reflected in the Borrower’s consolidated financial statements at such date.
“Consolidated Unencumbered Assets”: the assets of the Borrower and its Subsidiaries on a consolidated basis, consisting of (a) Cash and Cash Equivalents and Marketable Securities, in each case to the extent not subject to a Lien (other than customary bankers’ liens and rights of setoff and offset) and (b) non-pledged Aircraft Assets, valued at the net book value thereof.
“Consolidated Unsecured Indebtedness”: Unsecured Indebtedness of the Borrower and

its Subsidiaries, on a consolidated basis after eliminating intercompany items.
“Contractual Obligation”: as to any Person, any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Convertible Notes”: Indebtedness of the Borrower that is optionally convertible into Common Stock of the Borrower (and/or cash based on the value of such Common Stock) and/or Indebtedness of a Subsidiary of the Borrower that is optionally exchangeable for Common Stock of the Borrower (and/or cash based on the value of such Common Stock).
“Corresponding Tenor”: with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Party”: the Administrative Agent, the Issuing Lender, each Swingline Lender or any other Lender.
“Daily Simple SOFR”: for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Daily Simple SOFR Loan”: a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR.
“Default”: any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Defaulting Lender”: any Lender (a) that has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) that has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) that has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the

Administrative Agent, (d) that has, or whose Lender Parent has, become the subject of a (i) Bankruptcy Event or (ii) a Bail-In Action or (e) with respect to which the Issuing Lender or any Swingline Lender has a good faith belief that such Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit.
“Departing Lender”: each lender under the Prior Credit Agreement that does not have a Commitment hereunder and is identified on Schedule 1.1B.
“Disposition”: with respect to any property, any sale, lease (other than in the ordinary course of business), sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.
“Disqualified Capital Stock”: with respect to any Person, any Capital Stock of such Person that by its terms is (1) required to be redeemed or redeemable at the option of the holder prior to the Termination Date in effect at the time of issuance for consideration other than Qualified Capital Stock; or (2) convertible at the option of the holder into Disqualified Capital Stock or exchangeable for Indebtedness.
“Disqualified Lender”: each Person who is a competitor of the Borrower or an Affiliate thereof or who is an air carrier and, in each case, is expressly identified in a written list that the Borrower provides to the Administrative Agent and requests the Administrative Agent to post to Intralinks or other electronic system. The Administrative Agent shall have no responsibility or liability to monitor or enforce such list of Disqualified Lenders.
“Documentation Agents”: the Documentation Agents identified on the cover page of this Agreement.
“Dollars” and “$”: dollars in lawful currency of the United States.
“Early Commitment Termination Date”: as defined in Section 2.19(e).

“ECA Indebtedness”: any Indebtedness incurred in order to fund the deliveries of new Aircraft Assets, which Indebtedness is guaranteed by one or more Export Credit Agencies.
“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eighth Amendment and Extension Agreement”: the Eighth Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated as of April 25, 2023 among Air

Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“Eighth Amendment Effective Date”: the date on which the conditions precedent set forth in Section 6 of the Eighth Amendment and Extension Agreement shall have been satisfied or waived, which date is April 25, 2023.
“Electronic Signature”: an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee”: (a) any Lender and any Affiliate of any Lender, and (b) (i) a commercial bank organized under the laws of the United States or any state thereof, (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof, provided that, with respect to this clause (iii), (A) such bank is acting through a branch or agency located in the United States or (B) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country and (iv) a finance company, insurance company, mutual fund, leasing company or other financial institution or fund (whether a corporation, partnership or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of $250,000,000; provided that, in each case, except with the consent of the Borrower, no Disqualified Lender shall be an Eligible Assignee.
“Environmental Laws”: any Requirements of Law concerning protection of the environment or exposure to toxic or deleterious materials.
“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate”: any trade or business (whether or not incorporated) that, together with any Group Member, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.
“ERISA Event”: (a) any Reportable Event; (b) the existence with respect to any Plan of a Prohibited Transaction; (c) any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (d) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure by any Group Member or any ERISA Affiliate to make any required contribution to a Multiemployer Plan; (e) the incurrence by any Group Member or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (f) a determination that any Pension Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (g) the receipt by any Group Member or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (h) the incurrence by any Group Member or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; or (i) the receipt by any Group

Member or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Group Member or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent, or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Event of Default”: any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Exchange Act”: the Securities Exchange Act of 1934, as amended.
“Export Credit Agencies”: collectively, the export credit agencies or other Governmental Authorities that provide export financing of new Aircraft Assets (including, but not limited to, the Brazilian Development Bank, Compagnie Francaise d’Assurance pour le Commerce Exterieur, Her Britannic Majesty’s Secretary of State acting by the Export Credits Guarantee Department, Euler-Hermes Kreditversicherungs AG, the Export-Import Bank of the United States, the Export Development Canada or any successor thereto).
“Extension Agreement”: an Extension Agreement, substantially in the form of Exhibit H.
~~“Extensions of Credit”: as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Loans (other than Competitive Loans) held by such Lender then outstanding and (b) such Lender’s Revolving Percentage of the L/C Obligations then outstanding.~~
“Facility”: the Commitments and the extensions of credit thereunder.
“Facility Fee Rate”: the percentage rate per annum which is applicable at such time as set forth in the Pricing Grid.
“FATCA”: Sections 1471 through 1474 of the Code, as in effect on the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any regulations or official interpretations thereof.
“FCA”: as defined in Section 1.3.
“Federal Funds Effective Rate”: for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate.
“Federal Reserve Bank of New York’s Website”: the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Federal Reserve Board”: means the Board of Governors of the Federal Reserve System of the United States of America.
“Fee Payment Date”: (a) the fifteenth day following the last day of each March, June, September and December and (b) the last day of the Commitment Period.

“Fifth Amendment and Extension Agreement”: the Fifth Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated as of May 3, 2019 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“Fifth Amendment Effective Date”: the date on which the conditions precedent set forth in Section 6 of the Fifth Amendment and Extension Agreement shall have been satisfied or waived, which date is May 3, 2019.
“First Amendment”: the First Amendment to the Second Amended and Restated Credit Agreement dated June 1, 2015 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“First Amendment Effective Date”: the date on which the conditions precedent set forth in Section 3 of the First Amendment shall have been satisfied or waived, which date is June 1, 2015.
“Fitch”: Fitch Rating Service, Inc.
“Fixed Rate”: with respect to any Competitive Loan (other than a Competitive Loan that is a Term Benchmark Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.
“Fixed Rate Loan”: a Competitive Loan bearing interest at a Fixed Rate.
“Floor”: the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0%.
“Fourth Amendment and Extension Agreement”: the Fourth Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated as of May 2, 2018 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“Fourth Amendment Effective Date”: the date on which the conditions precedent set forth in Section 6 of the Fourth Amendment and Extension Agreement shall have been satisfied or waived, which date is May 2, 2018.
“Fourth Amendment Non-Extended Lender”: each Lender on the Fourth Amendment Effective Date that did not consent to the amendments to this Agreement and the extension of its Termination Date pursuant to the Fourth Amendment and Extension Agreement.
“Funding Office”: the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.
“GAAP”: generally accepted accounting principles in the United States as in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 4.1.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).
“Group Members”: the collective reference to the Borrower and its Subsidiaries.
“Guarantee Obligations”: with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation; (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof. In any computation of the Indebtedness or other liabilities of the obligor under any Guarantee Obligation, the Indebtedness or other obligations that are the subject of such Guarantee Obligation shall be assumed to be direct obligations of such obligor to the extent of such obligor’s liability with respect thereto.
“Guarantor”: each Subsidiary that now or hereafter executes and delivers a Guaranty; provided that upon release or discharge of such Subsidiary from the Guaranty in accordance with this Agreement, such Subsidiary ceases to be a Guarantor.
“Guaranty”: collectively, one or more guaranties of the Obligations made by the Guarantors in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit G, including any supplements to an existing Guaranty in substantially the form that is a part of Exhibit G.
“Indebtedness”: of any Person at any date, without duplication, (a) its liabilities for borrowed money and its redemption obligations in respect of Preferred Stock that is mandatorily redeemable at the option of the holder thereof prior to the Termination Date in effect at the time of the issuance of such Preferred Stock; (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and accrued expenses arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases; (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); (e) all its reimbursement obligations in respect of drawn letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (f) the net aggregate Swap Termination Value of all Swap Agreements of such Person; and (g) any Guarantee Obligation of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

“Indemnified Liabilities”: as defined in Section 10.5.
“Indemnitee”: as defined in Section 10.5.
“Index Debt”: senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person or subject to any other credit enhancement.
“Insolvent”: with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA.
“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
“Interest Payment Date”: (a) as to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December to occur while such Loan is outstanding and the Termination Date, (b) as to any Term Benchmark Loan having an Interest Period of three months or less, the last day of such Interest Period and the Termination Date, (c) as to any Term Benchmark Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and the Termination Date, (d) with respect to any Daily Simple SOFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the Termination Date, (e) as to any Fixed Rate Loan, the last day of the Interest Period applicable to the Competitive Borrowing of which such Fixed Rate Loan is a part and the Termination Date, and, in the case of a Fixed Rate Loan with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing and (f) as to any Swingline Loan, the day that such Loan is required to be repaid hereunder and the Termination Date.
“Interest Period”: (a) as to any Term Benchmark Loan, (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Term Benchmark Loan, and ending one, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Term Benchmark Loan and ending one, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 4:00 P.M., New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto, and (b) as to any Competitive Borrowing of Fixed Rate Loans, the period (which shall not be less than seven days or more than 360 days) commencing on the date of such Competitive Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
(i)    if any Interest Period would otherwise end on a day that is not a Business Day,

such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
(ii)    the Borrower may not select an Interest Period that would extend beyond the Termination Date; and
(iii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.
“Investment Grade Rating”: a rating equal to or higher than BBB- (or the equivalent) by S&P or Fitch, as applicable.
“Irish Borrower”: as defined in the preamble hereto.
“IRS”: as defined in Section 2.15(e).
“ISDA Definitions”: the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Issuing Lender”: each of JPMorgan Chase Bank, N.A. and any other Tranche A Lender approved by the Administrative Agent and the Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective Affiliates, in each case in its capacity as issuer of any Letter of Credit. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender.
“Issuing Lender L/C Commitment Sublimit”: for JPMorgan Chase Bank, N.A., $55,000,000 and for any other Issuing Lender, the amount agreed in writing between the Issuing Lender and the Borrower.
“Joint Venture”: as to any Person, any other Person designated as a “joint venture” (1) that is not a Subsidiary of such Person and (2) in which such Person owns less than 100% of the equity or voting interests.
“L/C Commitment”: $150,000,000.
“L/C Exposure”: at any time, the total L/C Obligations. The L/C Exposure of any Lender at any time shall be its Tranche A Revolving Percentage of the total L/C Exposure at such time.
“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.
“L/C Participants”: the collective reference to all the Tranche A Lenders other than the Issuing Lender.
“Lender Parent”: with respect to any Lender, any Person as to which such Lender is,

directly or indirectly, a Subsidiary.
“Lenders”: ~~as defined in the preamble hereto~~the Tranche A Lenders or the Tranche B Lenders, as the context shall require. For the avoidance of doubt, the term “Lenders” excludes all Departing Lenders.
“Letters of Credit”: as defined in Section 3.1(a).
“Lien”: with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement and any Capital Lease, upon or with respect to any property or asset of such Person.
“Loans”: ~~the~~any loans made by ~~the~~any Lender~~s to the Borrower~~ pursuant to this Agreement, including the Tranche A Loans and the Tranche B Loans.
“Loan Documents”: this Agreement, the Notes, the Guaranty, any Extension Agreement and any amendment, waiver, supplement or other modification to any of the foregoing.
“Loan Parties”: each Group Member that is a party to a Loan Document.
“Margin”: with respect to any Competitive Loan that is a Term Benchmark Loan, the marginal rate of interest, if any, to be added to or subtracted from the Adjusted Term SOFR Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.
“Marketable Securities”: either (a) debt securities that are rated BBB- or above by Fitch, BBB- or above by S&P, or Baa3 or above by Moody’s or (b) senior debt securities of issuers that are rated BBB- or above by Fitch, BBB- or above by S&P, or Baa3 or above by Moody’s.
“Material Adverse Effect”: (a) a material adverse effect on the business, assets, property or financial condition of the Borrower and its Subsidiaries taken as a whole or (b) a material impairment on the validity or enforceability of this Agreement or any of the other Loan Documents or the totality of the rights or remedies of the Lenders hereunder or thereunder.
“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.
“Moody’s”: Moody’s Investors Service, Inc.
“Multiemployer Plan”: a plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is contributed to or required to be contributed to by any Group Company or any ERISA Affiliate.
“New Lender”: as defined in Section 2.1(c).
“New Lender Supplement”: as defined in Section 2.1(c).

“Ninth Amendment and Extension Agreement”: the Ninth Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated as of April 29, 2024, among Air Lease Corporation, as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“Ninth Amendment Effective Date”: the date on which the conditions precedent set forth in Section 7 of the Ninth Amendment and Extension Agreement shall have been satisfied or waived, which date is April 29, 2024.
“Non-Excluded Taxes”: as defined in Section 2.15(a).
“Non-Recourse Indebtedness”: with respect to any Person, any Indebtedness of such Person or its Subsidiaries that is, by its terms, recourse only to specific assets and non-recourse to the assets of such Person generally and that is neither guaranteed by any Affiliate (other than a Subsidiary) of such Person or would become the obligation of any Affiliate (other than a Subsidiary) of such Person upon a default thereunder; provided, however, that the existence of a guarantee that is not a guarantee of payment of Indebtedness shall not cause the related Indebtedness to fail to be Non-Recourse Indebtedness.
“Non-U.S. Lender”: as defined in Section 2.15(e).
“Notes”: the collective reference to any promissory note evidencing Loans.
“NYFRB”: the Federal Reserve Bank of New York.
“NYFRB Rate”: for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it.
“Obligations”: the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the applicable Co-Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of ~~the~~such Co-Borrower to the Administrative Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred or suffered to exist, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the applicable Co-Borrower pursuant hereto) or otherwise.
“Organizational Document”: as to any Person, the certificate of incorporation and by-laws, constitution or other organizational or governing documents of such Person.
“Other Connection Taxes”: with respect to any Credit Party, Taxes imposed as a result of a present or former connection between such Credit Party and the jurisdiction imposing such Tax (other than connections arising solely from such Credit Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes”: any and all present or future stamp, court, documentary, intangible, recording, filing or similar taxes or any excise or property taxes arising from any payment made hereunder or from the execution, delivery, performance, registration or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, including any interest, additions to tax or penalties applicable thereto, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment or sale of a participation (other than an assignment made pursuant to Section 2.18).
“Overnight Bank Funding Rate”: for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Participant”: as defined in Section 10.6(c).
“Participant Register”: as defined in Section 10.6(c).
“Patriot Act”: as defined in Section 10.17.
“Payment”: as defined in Section 9.12.
“Payment Notice”: as defined in Section 9.12.
“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).
“Pension Plan”: any Plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA.
“Plan Asset Regulations”: of 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.
“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
“Plan”: any employee benefit plan as defined in Section 3(3) of ERISA, including any employee welfare benefit plan (as defined in Section 3(1) of ERISA), any employee pension benefit plan (as defined in Section 3(2) of ERISA), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which any Group Member or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Preferred Stock”: any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.
“Pricing Grid”: with respect to any Term Benchmark Loan, Daily Simple SOFR Loan, or ABR Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Applicable Margin for Term Benchmark Loans and Daily Simple SOFR Loans”, “Applicable Margin for ABR Loans” or “Facility Fee Rate”, as the case may be, based upon the ratings by Moody’s, S&P and Fitch, respectively, applicable on such date to the Index Debt:

Rating for the Index Debt	Applicable Margin for Term Benchmark Loans and Daily Simple SOFR Loans	Applicable Margin for ABR Loans	Facility Fee Rate
Level I Rating for the Index Debt of at least BBB+ by S&P/BBB+ by Fitch/Baa1 by Moody’s	0.975%	0.00%	0.15%
Level II Rating for the Index Debt of at least BBB by S&P/BBB by Fitch/Baa2 by Moody’s and not Level I	1.05%	0.05%	0.20%
Level III Rating for the Index Debt of at least BBB- by S&P/BBB- by Fitch/Baa3 by Moody’s and not Level I or II	1.25%	0.25%	0.25%
Level IV Rating for the Index Debt below Level III	1.45%	0.45%	0.30%

For purposes of the foregoing, (i) if at any time the Borrower has ratings for the Index Debt from at least two Rating Agencies that fall within the same Level, the Applicable Margin and the Facility Fee Rate (the “Applicable Rate”) shall be based on such Level; provided that (x) if at any time the Borrower has ratings for the Index Debt from two or three of the Rating Agencies that fall within two different Levels that are one Level apart, the relevant Level for purposes of determining the Applicable Rate shall be the Level for the higher of the Moody’s rating (if any) or the S&P rating (if any) and (y) if at any time the Borrower has ratings for the Index Debt from two or three of the Rating Agencies that fall within different Levels that are two or more Levels apart, the relevant Level for purposes of determining the Applicable Rate shall be the Level that is one level below the Level for the highest of such ratings; (ii) if at any time a rating for the Index Debt is provided only by one of Moody’s and S&P, the Applicable Rate shall be based on the Level of such rating for the Index Debt; (iii) if at any time neither Moody’s nor S&P shall have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), the relevant Level for purposes of determining the Applicable Rate shall be Level IV; and (iv) if the ratings established or deemed to have been established by any Rating Agency for the Index Debt shall be changed (other than as a result of a change in the rating system of such Rating Agency), or at a time when there is an absence of a rating by any Rating Agency for the Index Debt and such Rating Agency establishes a rating for the Index Debt, such change shall be effective as of the date on which it is first announced by such Rating Agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to Section 6.7 or otherwise. Each establishment of or change in the Applicable Rate shall apply during the period commencing on the effective date of such establishment or change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if Moody’s or S&P shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating of such Rating Agency most recently in effect prior to such change or cessation.
“Prime Rate”: the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Prior Credit Agreement”: the Amended and Restated Credit Agreement, dated as of May 7, 2013, by and among the Borrower, certain financial institutions, and JPMorgan Chase Bank, N.A., as administrative agent.
“Prohibited Transaction”: as defined in Section 406 of ERISA and Section 4975(c) of the Code.
“PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Qualified Capital Stock”: all Capital Stock of a Person other than Disqualified Capital Stock.
“Qualifying Jurisdiction”:

(a) a member state of the European Communities other than Ireland; or
(b) a jurisdiction with which Ireland has entered into a Relevant Tax Treaty that has the force of law; or
(c) a jurisdiction with which Ireland has entered into a Relevant Tax Treaty where that treaty will (on completion of necessary procedures as set out in Section 826(1) of the TCA) have the force of law.
“Qualifying Lender”: a Lender which at the time the payment is made is beneficially entitled to the interest payable to that Lender under this Agreement, and is:
(a)    a bank within the meaning of section 246 of the TCA which is carrying on a bona fide banking business in Ireland within the meaning of Section 246(3)(a) of the TCA whose Applicable Lending Office is located in Ireland; or
(b)    a company that is a resident in a Qualifying Jurisdiction (residence for these purposes to be determined in accordance with the Laws of the territory of which such Lender claims to be resident) for the purposes of tax (by virtue of the law of that jurisdiction), provided that the Qualifying Jurisdiction imposes a tax that generally applies to interest receivable in that Qualifying Jurisdiction by companies from sources outside that Qualifying Jurisdiction and the interest is payable into an account located in that Qualifying Jurisdiction provided the interest payable to that company in respect of an advance under this Agreement is not paid in connection with a trade or business which is carried on in Ireland by that body corporate through a branch or agency; or
(c)    a body corporate which (i) advances money in the ordinary course of a trade which includes the lending of money, and (ii) the interest under this Agreement is paid in Ireland; (iii) in whose hands any interest payable in respect of money so advanced is taken into account in computing the trading income of that company and (iv) it has complied with (and continues to comply with) the notification requirements under Section 246(5) of the TCA; or
(d)    an investment undertaking within the meaning of Section 739B of the TCA and whereby the interest under this Agreement is paid in Ireland; or
(e)    a qualifying company within the meaning of Section 110 of the TCA and whereby the interest under this Agreement is paid in Ireland or
(f)    a building society (as defined for the purposes of Section 256(1)) of the TCA) and which is carrying on a bona fide banking business in Ireland (for the purposes of Section 246(3) of the TCA); and whereby the interest under this Agreement is paid in Ireland or
(g)    an exempt approved scheme within the meaning of Section 774 of the TCA and whereby the interest under this Agreement is paid in Ireland; or
(h)    a company which is incorporated in the United States and is subject to U.S. federal income tax on its worldwide income (provided that such U.S. corporation does not provide its commitment in connection with a trade or business carried on by it through a branch or agency in Ireland); or
(i)    a company that is a U.S. limited liability company where (i) the ultimate recipients of the interest payable to that U.S. limited liability company satisfy the requirements set out in (b) or (f) above; (ii) this Agreement was entered into through the U.S. limited liability company for market reasons and not for Tax avoidance reasons; and (iii) this Agreement was not entered into by it in connection with a trade or business carried on by it through a branch or agency in Ireland; or
(j)    a Treaty Lender.
“Rating Agencies”: collectively, S&P, Fitch and Moody’s.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (2) if such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Refunded Swingline Loans”: as defined in Section 2.3(e).
“Register”: as defined in Section 10.6(b)(iv).
“Regulation U”: Regulation U of the Board as in effect from time to time.
“Regulatory Authority” has the meaning assigned to it in Section 10.15.
“Reimbursement Obligation”: the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.
“Relevant Governmental Body”: the Federal Reserve Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB, or, in each case, any successor thereto.
“Relevant Rate”: (i) with respect to any Term Benchmark Loan, the Adjusted Term SOFR Rate or (ii) with respect to any Daily Simple SOFR Loan, the Adjusted Daily Simple SOFR, as applicable.

“Relevant Tax Treaty”: arrangements for relief from double taxation concluded by the government of Ireland which have not been terminated and which either (a) have the force of law by virtue of Section 826(1) of the TCA or (b) will have the force of law upon completion of procedures in Section 826(1) of the TCA .

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043, with respect to a Pension Plan.
“Required Lenders”: at any time, the holders of more than 50% of (a) the Total Commitments then in effect or, (b) if the Commitments have expired or been terminated, for purposes of declaring the Loans to be due and payable pursuant to Section 8, and for all purposes after the Loans become due and payable pursuant to Section 8, the Total Extensions of Credit and the total Competitive Loans then outstanding; provided that, in the case of clauses (a) and (b) above, (x) the Extensions of Credit of any Lender that is a Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its pro rata share of all outstanding Swingline Loans, adjusted to give effect to reallocation under Section 2.19 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the unfunded portion of such Lender’s Commitment shall be determined on the basis of its Extensions of Credit excluding such excess amount and (y) for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Lender that is the Borrower or an Affiliate of the Borrower shall be disregarded.
“Requirement of Law”: as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer”: the chief executive officer, president, chief financial officer or treasurer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.
~~“Revolving Percentage”: as to any Lender at any time, the percentage which such Lender’s Commitment then constitutes of the Total Commitments or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Loans (other than Competitive Loans) then outstanding constitutes of the aggregate principal amount of the Loans (other than Competitive Loans) then outstanding, provided, that, in the event that the Loans (other than Competitive Loans) are paid in full prior to the reduction to zero of the Total Extensions of Credit, the Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Extensions of Credit shall be held by the Lenders on a comparable basis. Notwithstanding the foregoing, Revolving Percentages shall be determined without regard to any Defaulting Lender’s Commitment.~~
“S&P”: Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.
“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or the European Union.
“Sanctioned Country”: at any time, a country or territory which is the subject or target of any country-wide Sanctions.
“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or the European Union, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“SEC”: the Securities and Exchange Commission or any successor thereto.
“Second Amendment”: the Second Amendment to the Second Amended and Restated Credit Agreement dated May 27, 2016 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.

“Secured Indebtedness”: any Indebtedness secured by a Lien.
“Seventh Amendment and Extension Agreement”: the Seventh Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated as of April 26, 2022 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“Seventh Amendment Effective Date”: the date on which the conditions precedent set forth in Section 6 of the Seventh Amendment and Extension Agreement shall have been satisfied or waived, which date is April 26, 2022.
“Significant Subsidiary”: any Subsidiary that would be a “Significant Subsidiary” of the Borrower within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.
“Sixth Amendment and Extension Agreement”: the Sixth Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated as of April 29, 2021 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“Sixth Amendment Effective Date”: the date on which the conditions precedent set forth in Section 6 of the Sixth Amendment and Extension Agreement shall have been satisfied or waived, which date is April 29, 2021.
“SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator”: the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website”: the Federal Reserve Bank of New York’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date”: has the meaning specified in the definition of “Daily Simple SOFR”.

“SOFR Rate Day”: has the meaning specified in the definition of “Daily Simple SOFR”.

“SPC Subsidiary”: a Special Aircraft Financing Entity that has acquired from a Person other than the Borrower or a Subsidiary a single Aircraft Asset and is prohibited by its organizational documents or loan documents or other related financing documents, without extension, replacement, modification or renewal thereof, from incurring Indebtedness, other than the Indebtedness incurred to finance such acquisition.
“Special Aircraft Financing Entity”: (a) any Subsidiary of the Borrower (i) that is a borrower under a lending facility for the purpose of purchasing or financing Aircraft Assets, (ii) that has no Indebtedness other than Indebtedness that is non-recourse to the Borrower and its Subsidiaries (other than (A) such Subsidiary and its Subsidiaries and (B) a limited recourse pledge of the equity of any such Subsidiary) and the payment of such Indebtedness is not guaranteed by or would become the obligation of the Borrower and its Subsidiaries (other than such Subsidiary and its Subsidiaries), and (iii) that engages in no business other than the purchase, finance, lease, sale and management of Aircraft Assets and the ownership of special purpose entities engaged in such purchase, finance, lease, sale and management, and business incidental thereto and (b) any such special purpose entity described in the foregoing clause (a)(iii) that is a Subsidiary of a Special Aircraft Financing Entity; provided that “Special Aircraft Financing Entity” shall include, without limitation, ALC Warehouse.
“Special Purpose Finance Subsidiary” means any Wholly-Owned Subsidiary of the Borrower (i) formed solely for the purpose of incurring Indebtedness the proceeds of which will be used to provide financing to the Borrower or other Subsidiaries of the Borrower and (ii) which engages in no business or operations (other than activities directly related and limited to the incurrence and servicing of Indebtedness and its maintenance of existence, including without limitation the investment, advance, dividend, distribution or other transfer of such proceeds of such Indebtedness (including without limitation any right to receive repayment from any parent or affiliated company), and the opening of deposit, securities or other accounts) and does not own any assets (including, for the avoidance of doubt, any Subsidiary) (other than proceeds of Indebtedness and any related repayment rights from any parent or affiliated company, any rights it may have under the documents governing such Indebtedness directly related and limited to the incurrence or servicing of such Indebtedness (but, for the avoidance of doubt, not including any operating assets), any deposit, securities or other accounts, and any rights under any Swap Agreement and any proceeds thereof) or have any liabilities (other than the incurrence of Indebtedness, any obligations it may have under the documents governing such Indebtedness directly related and limited to the incurrence or  servicing of such Indebtedness, any obligations with respect to any deposit, securities or other accounts, any obligations under any Swap Agreement, and any obligations arising from the maintenance of such Subsidiary’s existence). For the avoidance of doubt, the Irish Borrower is a Special Purpose Finance Subsidiary.
“Specified Indebtedness”: with respect to any Person, any Indebtedness of such Person the outstanding principal amount of which equals at least $100,000,000.
“Subordinated Obligation”: any Indebtedness of ~~the~~any Co-Borrower (whether outstanding on the Closing Date or thereafter incurred) that is expressly subordinated or junior in right of payment to the Loans pursuant to a written agreement.
“Subsidiary”: as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership can ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Swap Agreement”: (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, but without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement.
“Swap Termination Value”: in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date of determination prior to the date referenced in clause (a), the amounts(s) determined as the mark to market values(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements.
“Swingline Borrowing” means a borrowing of a Swingline Loan.
“Swingline Commitment” means as to any Tranche A Lender (i) the amount set forth under the heading “Swingline” opposite such Tranche A Lender’s name on Schedule 1.1A attached hereto or (ii) if such Tranche A Lender has entered into an Assignment and Assumption or has otherwise assumed a Swingline Commitment after the Effective Date, the amount set forth for such Tranche A Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 10.6(b)(iv).
“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Tranche A Lender at any time shall be the sum of (a) its pro rata share of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Tranche A Lender that is a Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Tranche A Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.19 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Tranche A Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Tranche A Lender outstanding at such time, less the amount of participations funded by the other Tranche A Lenders in such Swingline Loans.
“Swingline Lenders” means JPMorgan Chase Bank, N.A. (or in each case, any of its designated branch offices or affiliates), in its capacity as a lender of Swingline Loans, and any other Tranche A Lender with a Swingline Commitment.
“Swingline Loan” means a Loan made pursuant to Section 2.3.
“Syndication Agents”: the Syndication Agents identified on the cover page of this Agreement.
“Synthetic Lease”: at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.
“Taxes”: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“TCA”: the Taxes Consolidation Act 1997 of Ireland.
“Tenth Amendment and Extension Agreement”: the Tenth Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated as of April 30, 2025, among Air Lease Corporation, as Borrower, ALC Aircraft Financing Designated Activity Company, as Irish Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.
“Tenth Amendment Effective Date”: the date on which the conditions precedent set forth in Section 7 of the Tenth Amendment and Extension Agreement shall have been satisfied or waived, which date is April 30, 2025.
“Termination Date”: May 5, 2018, as such date may be extended from time to time with respect to some or all of the Lenders pursuant to Section 2.1(g).
“Term Benchmark”: when used in reference to any Loan or borrowing, refers to whether such Loan, or the Loans comprising such borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, other than pursuant to clause (c) of the definition of ABR.

“Term SOFR Determination Day”: has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Rate”: with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum equal to the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate”: for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day.

“Term Benchmark Tranche”: the collective reference to Term Benchmark Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).
“Third Amendment and Extension Agreement”: the Third Amendment and Extension Agreement to the Second Amended and Restated Credit Agreement dated May 2, 2017 among Air Lease Corporation as Borrower, the several lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lenders.

“Third Amendment Effective Date”: the date on which the conditions precedent set forth in Section 5 of the Third Amendment and Extension Agreement shall have been satisfied or waived, which date is May 2, 2017.
“Total Commitments”: at any time, the aggregate amount of the Commitments then in effect.
“Total Extensions of Credit”: at any time, the aggregate amount of the Total Tranche A Extensions of Credit and the Total Tranche B Extensions of Credit of the Lenders outstanding at such time.
“Total Tranche A Commitments”: at any time, the aggregate amount of the Tranche A Commitments then in effect.
“Total Tranche A Extensions of Credit”: at any time, the aggregate amount of the Tranche A Extensions of Credit of the Lenders outstanding at such time.
“Total Tranche B Commitments”: at any time, the aggregate amount of the Tranche B Commitments then in effect.
“Total Tranche B Extensions of Credit”: at any time, the aggregate amount of the Tranche B Extensions of Credit of the Lenders outstanding at such time.
“Tranche A Commitment”: as to any Lender, the obligation of such Lender, if any, to make Tranche A Loans (other than Competitive Loans) and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Tranche A” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto or the applicable New Lender Supplement, Commitment Increase Supplement or Extension Agreement, as the same may be increased from time to time pursuant to Section 2.1(b) or otherwise changed from time to time pursuant to the terms hereof. The amount of the Total Tranche A Commitments as of the Tenth Amendment Effective Date is $7,932,500,000.
“Tranche A Competitive Loan”: a Loan made by a Tranche A Lender to the Borrower pursuant to Section 2.20.
“Tranche A Extensions of Credit”: as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Tranche A Loans (other than Tranche A Competitive Loans) held by such Lender then outstanding and (b) such Lender’s Tranche A Revolving Percentage of the L/C Obligations then outstanding.
“Tranche A Lenders”: the Lenders with a Tranche A Commitment or outstanding Tranche A Loans.
“Tranche A Loans”: the loans made by the Lenders to the Borrower pursuant to this Agreement.
“Tranche A Obligations”: has the meaning assigned to it in Section 2.1(f).
“Tranche A Revolving Percentage”: as to any Lender at any time, the percentage which such Lender’s Tranche A Commitment then constitutes of the Total Tranche A Commitments or, at any time after the Tranche A Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Tranche A Loans (other than Tranche A Competitive Loans) then outstanding constitutes of the aggregate principal amount of the Tranche A Loans (other than Tranche A Competitive Loans) then outstanding, provided, that, in the event that the Tranche A Loans (other than Tranche A Competitive Loans) are paid in full prior to the reduction to zero of the Total Tranche A Extensions of Credit, the Tranche A Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Tranche A Extensions of Credit shall be held by the Tranche A Lenders on a comparable basis. Notwithstanding the foregoing, Tranche A Revolving Percentages shall be determined without regard to any Defaulting Lender’s Tranche A Commitment.
“Tranche B Commitment”: as to any Lender, the obligation of such Lender, if any, to make Tranche B Loans (other than Competitive Loans) in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Tranche B” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto or the applicable New Lender Supplement, Commitment Increase Supplement or Extension Agreement, as the same may be increased from time to time pursuant to Section 2.1(b) or otherwise changed from time to time pursuant to the terms hereof. The amount of the Total Tranche B Commitments as of the Tenth Amendment Effective Date is $250,000,000.
“Tranche B Competitive Loan”: a Loan made by a Tranche B Lender to the Irish Borrower pursuant to Section 2.20.
“Tranche B Extensions of Credit”: as to any Lender at any time, an amount equal to the the aggregate principal amount of all Tranche B Loans (other than Tranche B Competitive Loans) held by such Lender then outstanding.
“Tranche B Lenders”: the Lenders with a Tranche B Commitment or outstanding Tranche B Loans.
“Tranche B Loans”: the loans made by the Lenders to the Irish Borrower pursuant to this Agreement.
“Tranche B Obligations”: has the meaning assigned to it in Section 10.20.
“Tranche B Revolving Percentage”: as to any Lender at any time and its Tranche B Commitment, the percentage which such Lender’s Tranche B Commitment then constitutes of the Total Tranche B Commitments or, at any time after the Tranche B Commitment of such Lender shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Tranche B Loans (other than Tranche B Competitive Loans) then outstanding constitutes of the aggregate principal amount of the Tranche B Loans (other than Tranche B Competitive Loans) then outstanding. Notwithstanding the foregoing, Tranche B Revolving Percentages shall be determined without regard to any Defaulting Lender’s Tranche B Commitment.
“Transferee”: any Assignee or Participant.
“Treaty Lender”: a Lender other than a Lender falling within paragraph (a), (h) or (i) of the definition of Qualifying Lender set out above, which at the date of the relevant payment is treated as a resident of a Treaty State for the purposes of a the Relevant Tax Treaty and does not carry on a business in Ireland through a permanent establishment with which that Lender’s participation in this Agreement is effectively connected and fulfils all conditions of the Relevant Tax Treaty which must be fulfilled for residents of that Treaty State to be paid interest without the deduction of Tax (assuming the completion of any necessary procedural formalities), and where such procedural formalities which include obtaining an authorization from the Revenue Commissioners of Ireland to enable any payment to be made without Irish Tax being withheld, has obtained such an authorization and provided it to the Borrower prior to any interest payment date
“Treaty State”: a jurisdiction having a Relevant Tax Treaty with Ireland that has force of law under the provisions set out in Section 826(1) TCA and makes provision for full exemption from tax imposed by Ireland on interest.
“Type”: as to any Loan, its nature as an ABR Loan, Term Benchmark Loan or Daily Simple SOFR Loan, or, as to any Competitive Loan, its nature as a Term Benchmark Loan or a Fixed Rate Loan.
“UK Financial Institutions”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“U.S. Government Securities Business Day”: any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“United States”: the United States of America.
“Unsecured Aircraft Financing Debt”: as defined in Section 7.2(c).
“Unsecured Indebtedness”: Indebtedness as to which the obligor thereunder has not granted a Lien in favor of the holder(s) thereof as collateral security for the repayment of such Indebtedness; provided that for the avoidance of doubt obligations with respect to Capital Leases and obligations with respect to Swap Agreements shall not constitute Unsecured Indebtedness.
“Voting Stock”: Capital Stock of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).
“Wholly-Owned Subsidiary”: at any time, any Subsidiary one hundred percent of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Borrower and the Borrower’s other Wholly-Owned Subsidiaries at such time.

“Withdrawal Liability”: any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.
“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.2    Other Definitional Provisions. i) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.
(a)    As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein), (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall, with respect to Indebtedness, be construed to mean incur, create, issue, assume or become liable in respect of (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, and (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time.
(b)    The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.
(c)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
1.3    Interest Rates. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.12(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Co-Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to ~~the~~any Co-Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
1.4    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.
1.5    Borrower Agent. The Irish Borrower hereby designates the Borrower as, and the Borrower agrees to act as, agent on behalf of each of the Co-Borrowers for the purposes of issuing notices of borrowing of the Loans and notices of conversion or continuation of the loans or similar notices, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants and certifications) on behalf of each Co-Borrower under the Loan Documents. The Borrower hereby accepts such appointment. Each of the Co-Borrowers agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower shall be deemed for all purposes to have been made by such Co-Borrower and shall be binding upon and enforceable against such Co-Borrower to the same extent as if it had been made directly by such Co-Borrower.

SECTION 2.    AMOUNT AND TERMS OF COMMITMENTS
2.1    Commitments. ii) Subject to the terms and conditions hereof, each Tranche A Lender severally agrees to make Tranche A Loans (which, for the avoidance of doubt, shall be denominated in Dollars) to the Borrower from time to time during the Commitment Period in an aggregate principal amount (i) at any one time outstanding which, when added to such Lender’s Tranche A Revolving Percentage of the L/C Obligations then outstanding, does not exceed the amount of such Lender’s Tranche A Commitment and (ii) that will not result in the Total Tranche A Extensions of Credit plus the aggregate principal amount of outstanding Tranche A Competitive Loans exceeding the Total Tranche A Commitments. Subject to the terms and conditions hereof, each Tranche B Lender severally agrees to make Tranche B Loans (which, for the avoidance of doubt, shall be denominated in Dollars) to the Irish Borrower from time to time during the Commitment Period in an aggregate principal amount (i)

at any one time outstanding which does not exceed the amount of such Lender’s Tranche B Commitment and (ii) that will not result in the Total Tranche B Extensions of Credit plus the aggregate principal amount of outstanding Tranche B Competitive Loans exceeding the Total Tranche B Commitments. During the Commitment Period ~~the~~any Co-Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Loans may from time to time be Term Benchmark Loans, (or, in accordance with Section 2.12, Daily Simple SOFR Loans) or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.8. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.20. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.
(a)    The Borrower and any one or more Lenders and/or New Lenders may from time to time after the Closing Date agree that such Lender or New Lender or Lenders or New Lenders shall establish a new Commitment or Commitments or increase the amount of its or their Commitment or Commitments by executing and delivering to the Administrative Agent, in the case of each New Lender, a New Lender Supplement meeting the requirements of Section 2.1(c) or, in the case of each Lender, a Commitment Increase Supplement meeting the requirements of Section 2.1(d); provided that, (x) without the consent of the Required Lenders, the aggregate amount of incremental Commitments established or increased after the ~~Ninth~~Tenth Amendment Effective Date pursuant to this paragraph shall not exceed $1,000,000,000, and (y) unless otherwise agreed to by the Administrative Agent, each increase in the aggregate Commitments effected pursuant to this paragraph shall be in a minimum aggregate amount of at least $25,000,000. Notwithstanding the foregoing, no increase in the Total Commitments (or in the Commitment of any Lender) shall become effective under this paragraph (b) unless, (i) on the proposed date of the effectiveness of such increase, the conditions set forth in Section 5.2 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an authorized officer of the Borrower and (ii) the Administrative Agent shall have received documents consistent with those delivered on the Closing Date under Section 5.1(c) as to the corporate power and authority of the Borrower or, if the increase is of Tranche B Commitments, consistent with those delivered on the Tenth Amendment Effective Date with respect to the Irish Borrower (which for the avoidance of doubt do not include a good standing certificate with respect to the Irish Borrower), as applicable, to borrow hereunder after giving effect to such increase and under Section 5.1(d). No Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion.
(b)    Any additional bank, financial institution or other entity that is not a Lender which, with the consent of the Borrower and the Administrative Agent unless such New Lender is an Affiliate of a Lender (which consent of the Administrative Agent shall not be unreasonably withheld, delayed or conditioned), elects to become a “Lender” under this Agreement in connection with any transaction described in Section 2.1(b) shall execute a New Lender Supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit F-1, whereupon such bank, financial institution or other entity (a “New Lender”) shall become a Lender, with a Tranche A Commitment or Tranche B Commitment in the amount set forth therein that is effective on the date specified therein, for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.
(c)    Any Lender, which, with the consent of the Borrower and the Administrative Agent, elects to increase its Tranche A Commitment or Tranche B Commitment under this Agreement shall execute and deliver to the Borrower and the Administrative Agent a Commitment Increase Supplement specifying (i) the amount of such Commitment increase, (ii) the aggregate amount of such Lender’s applicable Commitment after giving effect to such Commitment increase, and (iii) the date upon which such Commitment increase shall become effective.
(d)    Unless otherwise agreed by the Administrative Agent, on each date upon which the Commitments shall be increased pursuant to this Section, the applicable Co-Borrower shall prepay all then outstanding Loans made to it pursuant to the applicable tranche of Commitments, which prepayment shall be accompanied by payment of all accrued interest on the amount prepaid and any amounts payable pursuant to Section 2.16 in connection therewith, and, to the extent it determines to do so, reborrow Loans from all the Lenders with the applicable Commitments (after giving effect to the new and/or increased Commitments becoming effective on such date). Any prepayment and reborrowing pursuant to the preceding sentence shall be effected, to the maximum extent practicable, through the netting of amounts payable between the applicable Co-Borrower and the respective applicable Lenders.
(e)    The Borrower shall repay all outstanding Tranche A Loans on the Termination Date (or, in the case of any Swingline Loan, on the earlier of the Termination Date and date which is the fifth Business Day after such Swingline Loan is made; provided that on each date that a Tranche A Loan (other than a Swingline Loan) is made, the Borrower shall repay all Swingline Loans then outstanding and the proceeds of such Loan shall be applied by the Administrative Agent to repay any Swingline Loans outstanding), it being understood and agreed that in the event that the Termination Date is extended pursuant to Section 2.1(g), the Borrower shall only be required to repay the outstanding Tranche A Loans of each non-extending Lender on the then-scheduled Termination Date (determined without giving effect to such requested extension) (unless the Tranche A Loans and Tranche A Commitments of such non-extending Lender are purchased by a replacement financial institution pursuant to Section 2.18 or otherwise assigned hereunder to a Lender which agrees to so extend the Termination Date). The Irish Borrower and the Borrower shall repay all outstanding Tranche B Loans on the Termination Date, it being understood and agreed that in the event that the Termination Date is extended pursuant to Section 2.1(g), the Irish Borrower and the Borrower shall only be required to repay the outstanding Tranche B Loans of each non-extending Lender on the then-scheduled Termination Date (determined without giving effect to such requested extension) (unless the Tranche B Loans and Tranche B Commitments of such non-extending Lender are purchased by a replacement financial institution pursuant to Section 2.18 or otherwise assigned hereunder to a Lender which agrees to so extend the Termination Date). For the avoidance of doubt, the Tranche A Loans and Obligations related to the Tranche A Loans (collectively, the “Tranche A Obligations”), including payment of principal and interest with respect thereto, are the several obligations of the Borrower. The Irish Borrower shall have no liability for the Tranche A Obligations, including payment of principal or interest with respect thereto.
(f)    The Termination Date with respect to the Commitments and the Loans may be extended annually, up to two times after the ~~Ninth~~Tenth Amendment Effective Date, in the manner set forth in this Section 2.1(g), in each case for a period of one year measured from the latest Termination Date then in effect. If the Borrower wishes to request an extension of the Termination Date, it shall give notice to that effect to the Administrative Agent at any time and from time to time after the first anniversary of the Closing Date and not less than 30 days prior to the latest Termination Date then in effect (provided that the Borrower may not make more than one such request in any one year). The Administrative Agent shall promptly notify each Lender of receipt of such request. Each Lender shall endeavor to respond to such request, whether affirmatively or negatively (such determination in the sole discretion of such Lender), by notice to the Borrower and the Administrative Agent within 10 days of receipt of such request. Subject to the execution by the Borrower, the Irish Borrower, the Administrative

Agent and such Lender of a duly completed Extension Agreement, the Termination Date applicable to the Commitment and the Loans of each Lender so affirmatively notifying the Borrower and the Administrative Agent shall be extended for a period of one year, from the latest Termination Date then in effect; provided that (x) no Termination Date of any Lender shall be extended unless Lenders having at least 50% in aggregate amount of the Commitments in effect at the time any such extension is requested shall have elected so to extend their Commitments, (y) on the date of any such extension of the Termination Date, each of the representations and warranties made by any Loan Party in the Loan Documents or any notice or certificate delivered in connection therewith shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date and (z) no Termination Date of any Lender shall be extended if a Default or Event of Default shall have occurred and be continuing. Any Lender which does not give such notice to the Borrower and the Administrative Agent shall be deemed to have elected not to extend as requested, and the Commitment of each non-extending Lender shall terminate on the then-scheduled Termination Date (determined without giving effect to such requested extension). The Borrower, at its discretion, will have the right at any time pursuant to Section 2.18 to seek a substitute Eligible Assignee for any Lender which does not elect to extend its Commitment. Following any such extension, the L/C Obligations shall continue to be held ratably among the Tranche A Lenders, but on the Termination Date as applicable to any non-extending Tranche A Lender, the L/C Obligations of such non-extending Lender shall be ratably reallocated, to the extent of the Available Tranche A Commitments of the extending Tranche A Lenders, to the extending Tranche A Lenders (without regard to whether the conditions set forth in Section 5.2 can then be satisfied) and the Borrower shall cash collateralize the balance of such L/C Obligations in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender (but in no event in an amount greater than the difference, if positive, of outstanding L/C Obligations of non-extending Tranche A Lenders less the amount of L/C Obligations of non-extending Tranche A Lenders reallocated to extending Tranche A Lenders as provided in this section).
(g)    The provisions of Section 2.1(f) and Section 2.1(g) shall supersede any contrary provisions in Section 2.13, Section 10.1 and Section 10.7 of this Agreement.
2.2    Procedure for Borrowing. ~~The~~Each Co-Borrower may borrow under the applicable Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent (and, in the case of a Swingline Loan, to the Swingline Lenders) irrevocable notice (which notice must be received by the Administrative Agent (a) prior to 1:00 P.M., New York City time, three Business Days prior to the requested Borrowing Date, in the case of Term Benchmark Loans, (b) prior to 1:00 P.M., New York City time on the requested Borrowing Date, in the case of ABR Loans or (c) at any time, in the case of Swingline Loans, it being understood that if such notice is not delivered at or prior to 3:00 P.M., New York City Time on a given Business Day, the Borrowing Date in respect of such notice shall be the immediately succeeding Business Day (provided that (i) any such notice of a borrowing of ABR Loans to finance payments required by Section 3.5 may be given not later than 11:00 A.M., New York City time, on the date of the proposed borrowing and (ii) if such notice is submitted through an Approved Borrower Portal, any related signature requirement may be waived at the sole discretion of the Administrative Agent), specifying (i) the amount and Type of Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Term Benchmark Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Each borrowing under the Commitments shall be in an amount equal to (w) in the case of ABR

Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Commitments are less than $1,000,000, such lesser amount), (x) in the case of Term Benchmark Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (y) in the case of Swingline Loans, $1,000,000 or a whole multiple thereof and (z) in the case of Competitive Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice delivered under clause (a) or (b) of the first proviso of this Section 2.2 from the Borrower, the Administrative Agent shall promptly notify each applicable Lender thereof, and each applicable Lender will make the amount of its pro rata share of each applicable borrowing available to the Administrative Agent for the account of the applicable Co-Borrower at the Funding Office prior to 3:00 P.M. (or, in the case of same-day borrowings of ABR Loans to finance payments required by Section 3.5, 1:00 P.M.), New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the applicable Co-Borrower by the Administrative Agent not later than 3:30 P.M. (or in the case of same-day borrowings of ABR Loans to finance payments required by Section 3.5, 1:00 P.M.), New York City time on such Borrowing Date crediting the account of the applicable Co-Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent. Upon receipt of any such notice delivered under clause (c) of the first proviso of this Section 2.2, the Administrative Agent will promptly advise the Swingline Lenders thereof, and each Swingline Lender shall make its ratable portion of the requested Swingline Loan (such ratable portion to be calculated based upon the ratio of such Swingline Lender’s Swingline Commitment to the total Swingline Commitments of all the Swingline Lenders) available to the Borrower by means of a credit to an account of the Borrower with the Administrative Agent designated for such purpose within three full Business Hours following delivery of such notice.
2.3    Swingline Loans. (a) Subject to the terms and conditions set forth herein, from time to time during prior to the Termination Date, each Swingline Lender severally agrees to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans made by such Swingline Lender exceeding such Swingline Lender’s Swingline Commitment or (ii) any Lender’s Tranche A Extensions of Credit exceeding its Tranche A Commitment; provided that a Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
(b)    To request a Swingline Loan, the Borrower shall submit a written notice in accordance with Section 2.2.

(c)    The failure of any Swingline Lender to make its ratable portion of a Swingline Loan shall not relieve any other Swingline Lender of its obligation hereunder to make its ratable portion of such Swingline Loan on the date of such Swingline Loan, but no Swingline Lender shall be responsible for the failure of any other Swingline Lender to make the ratable portion of a Swingline Loan to be made by such other Swingline Lender on the date of any Swingline Loan.

(d)    Any Swingline Lender may by written notice given to the Administrative Agent require the Tranche A Lenders to acquire participations in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Tranche A Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Tranche A Lender, specifying in such notice such Lender’s pro rata share of such Swingline Loans. Each Tranche A Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by

12:00 noon, New York City time, on a Business Day no later than 5:00 p.m. New York City time on such Business Day and if received after 12:00 noon, New York City time, on a Business Day shall mean no later than 10:00 a.m. New York City time on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of such Swingline Lenders, such Lender’s pro rata share of such Swingline Loans. Each Tranche A Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Tranche A Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.2 with respect to Loans made by such Lender (and Section 2.2 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to such Swingline Lenders the amounts so received by it from the Tranche A Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to such Swingline Lenders. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to such Swingline Lenders, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

(e)    The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one (1) Business Day’s notice given by the Swingline Lender to the Administrative Agent no later than 12:00 Noon, New York City time, request each Tranche A Lender to make, and each Tranche A Lender hereby agrees to make, irrespective of the satisfaction of conditions to such Loan specified in Section 5.2, a Tranche A Loan, in an amount equal to such Lender’s Tranche A Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender. Each ~~Revolving~~Tranche A Lender shall make the amount of such Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one (1) Business Day after the date of such notice. The proceeds of such Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans.

(f)    Any Swingline Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Tranche A Lenders of any such replacement of a Swingline Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.10(b). From and after the effective date of any such replacement, (x) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans.

(g)    Subject to the appointment and acceptance of a successor Swingline Lender, any Swingline Lender may resign as a Swingline Lender at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.3(f) above.

2.4    [Reserved].
2.5    Facility Fees, etc.. iii) The Borrower agrees to pay to the Administrative Agent for the account of each Tranche A Lender a facility fee for the period from and including the date hereof to the last day of the Commitment Period, computed at the Facility Fee Rate on the average daily amount of the Tranche A Commitment of such Lender (whether used or unused) during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date, commencing on the first such date to occur after the date hereof; provided that, if such Lender continues to have any outstanding Tranche A Extensions of Credit after its Tranche A Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Tranche A Extensions of Credit until such Tranche A Extensions of Credit are paid in full. The Irish Borrower agrees to pay to the Administrative Agent for the account of each Tranche B Lender a facility fee for the period from and including the date hereof to the last day of the Commitment Period, computed at the Facility Fee Rate on the average daily amount of the Tranche B Commitment of such Lender (whether used or unused) during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date, commencing on the first such date to occur after the date hereof; provided that, if such Lender continues to have any outstanding Tranche B Extensions of Credit after its Tranche B Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Tranche B Extensions of Credit until such Tranche B Extensions of Credit are paid in full.
(a)    The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and to perform any other obligations contained therein.
2.6    Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction of Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the sum of the Total Extensions of Credit and the aggregate principal amount of outstanding Competitive Loans would exceed the Total Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Commitments then in effect.
2.7    Optional Prepayments. The applicable Co-Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 1:00 P.M., New York City time, three Business Days prior thereto, in the case of Term Benchmark Loans, no later than 4:00 P.M., New York City time, one Business Day prior thereto, in the case of ABR Loans (other than Swingline Loans) and no later than 12:00 noon, New York City time, on the date of prepayment, in the case of Swingline Loans; in each case which notice shall specify the date and amount of prepayment, whether the prepayment is of Tranche A Loans or Tranche B Loans, and whether the prepayment is of Term Benchmark Loans or ABR Loans (and if of ABR Loans, whether such ABR Loans are Swingline Loans); provided, that (i) if a Term Benchmark Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the applicable Co-Borrower shall also pay any amounts owing pursuant to Section 2.16 and (ii) if such notice is submitted through an Approved Borrower Portal, any related signature requirement may be waived at the sole discretion of the Administrative Agent. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Loans that are ABR Loans), accrued interest to such date on the amount prepaid. Partial prepayments of Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Notwithstanding anything to the contrary contained in this Section 2.7, ~~the~~neither Co-Borrower shall ~~not~~ have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.
2.8    Conversion and Continuation Options. iv) The Borrower may elect from time to time to convert Term Benchmark Loans to ABR Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the Business Day preceding the proposed conversion date, provided that (i) any such conversion of Term Benchmark Loans may only be made on the last day of an Interest Period with respect thereto and (ii) if such notice is submitted through an Approved Borrower Portal, any related signature requirement may be waived at the sole discretion of the Administrative Agent. The Borrower may elect from time to time to convert ABR Loans to Term Benchmark Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor), provided that (i) no ABR Loan may be converted into a Term Benchmark Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders has determined in its or their sole discretion not to permit such conversions and (ii) if such notice is submitted through an Approved Borrower Portal, any related signature requirement may be waived at the sole discretion of the Administrative Agent. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.
(a)    Any Term Benchmark Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that (i) no Term Benchmark Loan may be continued as such (A) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuations or (B) if an Event of Default specified in clause (i) or (ii) of Section 8(f) with respect to the Borrower is in existence and (ii) if such notice is submitted through an Approved Borrower Portal, any related signature requirement may be waived at the sole discretion of the Administrative Agent; provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.
(b)    This Section 2.8 shall not apply to Competitive Borrowings or Swingline Borrowings, which may not be converted or continued.

2.9    Limitations on Term Benchmark Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Term Benchmark Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Term Benchmark Loans comprising each Term Benchmark Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than fifteen (15) Benchmark Tranches (exclusive of Competitive Loans) shall be outstanding at any one time.
2.10    Interest Rates and Payment Dates. v) Each Term Benchmark Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted Term SOFR Rate determined for such day plus the Applicable Margin (provided that any Competitive Loan that is a Term Benchmark Loan shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Competitive Borrowing plus (or minus, as applicable) the Margin applicable to such Loan).
(a)    Each ABR Loan (including each Swingline Loan) shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin. Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.
(b)    (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans plus 2%, and (ii) if all or a portion of any interest payable on any Loan or any facility fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).
(c)    Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand by the Administrative Agent.
2.11    Computation of Interest and Fees. vi) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Term SOFR Rate and/or Daily Simple SOFR. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.
(a)    Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on ~~the~~each Co-Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.10(a).
2.12    Inability to Determine Interest Rate. vii) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.12, if:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate or the Term SOFR Rate, as applicable (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time (to the extent then applicable), that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR or Daily Simple SOFR; or
(ii)    the Administrative Agent is advised by the Required Lenders (or, in the case of a Competitive Loan, the Lender that is required to make such Loan) that (A) prior to the commencement of any Interest Period for a Term Benchmark Loan, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period or (B) at any time (to the extent then applicable), Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new interest election request in accordance with the terms of Section 2.8 or a new borrowing request in accordance with the terms of Section 2.2, (1) any interest election request that requests the conversion of any borrowing to, or continuation of any borrowing as, a Term Benchmark borrowing and any borrowing request that requests a Term Benchmark borrowing shall instead be deemed to be an interest election request or borrowing request, as applicable, for (x) an Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.12(a)(i) or (ii) above or (y) an ABR borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.12(a)(i) or (ii) above and (2) if applicable, any borrowing request that requests a Daily Simple SOFR Loan shall instead be deemed to be a borrowing request, as applicable, for an ABR borrowing, and (3) any request by the Borrower for a Competitive Borrowing shall be ineffective; provided that (x) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Borrower for Competitive Borrowings may be made to Lenders that are not affected thereby and (y) if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or Daily Simple SOFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.12(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or Daily Simple SOFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new interest election request in accordance with the terms of Section 2.8 or a new borrowing request in accordance with the terms of Section 2.2, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.12(a)(i) or (ii) above or (y) an ABR Loan if the

Adjusted Daily Simple SOFR also is the subject of Section 2.12(a)(i) or (ii) above, on such day, and (2) if applicable, any Daily Simple SOFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.

(b)    Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(c)    Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent, in consultation with Borrower, will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)    The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12, including the definitions referenced in this Section 2.12.
(e)    Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(f)    Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark borrowing or if applicable, Daily Simple SOFR Loan of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request for a Term Benchmark borrowing into a request for a borrowing of or conversion to (A) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or if applicable, Daily Simple SOFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or Daily Simple SOFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.12, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) if applicable, any Daily Simple SOFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.
2.13    Pro Rata Treatment and Payments. viii) Each borrowing (other than Competitive Loans) by the Borrower from the Tranche A Lenders hereunder and, except as provided in Section 2.1(f), Section 2.1(g) or Section 2.19, each payment by the Borrower on account of any facility fee and any reduction of the Tranche A Commitments of the Tranche A Lenders shall be made pro rata according to the respective Tranche A Revolving Percentages of the relevant Lenders. Each borrowing (other than Competitive Loans) by the Irish Borrower from the Tranche B Lenders hereunder and, except as provided in Section 2.1(f), Section 2.1(g) or Section 2.19, each payment by the Irish Borrower on account of any facility fee and any reduction of the Tranche B Commitments of the Tranche B Lenders shall be made pro rata according to the respective Tranche B Revolving Percentages of the relevant Lenders. Borrowings (other than Competitive Loans and borrowings to repay Swingline Loans under Section 2.3(e)) of Tranche A Loans and Tranche B Loans, respectively, and, except as provided in Section 2.19, reductions of Tranche A Commitments and Tranche B Commitments, respectively, shall be made pro rata according to the respective percentage which the aggregate Tranche A Commitments and aggregate Tranche B Commitments, respectively, constitute of the Total Commitments.
(a)    Except as otherwise provided in Section 2.1(f), Section 2.1(g) or Section 2.19, each payment (including each prepayment) by ~~the~~ Borrower on account of principal of and interest on the Tranche A Loans (other than payments of Tranche A Competitive Loans pursuant to Section 2.20(g)) shall be made pro rata according to the respective outstanding principal amounts of the Tranche A Loans then held by the Lenders. Except as otherwise provided in Section 2.1(f), Section 2.1(g) or Section 2.19, each payment (including each prepayment) by Irish Borrower on account of principal of and interest on the Tranche B Loans (other than payments of Tranche B Competitive Loans pursuant to Section 2.20(g)) shall be made pro rata according to the respective outstanding principal amounts of the Tranche B Loans then held by the Lenders. Except as otherwise provided in Section 2.1(f), Section 2.1(g) or Section 2.19, payments (including prepayments) on account of principal and interest on the Tranche A Loans and the Tranche B Loans (other than payments of Competitive Loans pursuant to Section 2.20(g)), respectively, shall be made pro rata according to the respective outstanding aggregate principal amounts of the Tranche A Loans and Tranche B Loans, respectively.
(b)    All payments (including prepayments) to be made by ~~the~~a Co-Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 4:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders (or solely for the benefit of the non-extending Lenders in the case of non pro-rata payments made pursuant to Section 2.1(f) or Section 2.1(g)), at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to each relevant Lender promptly upon receipt in like funds as received, net of any amounts owing by such Lender pursuant to Section 9.7. If any payment hereunder (other than payments on the Term Benchmark Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Term Benchmark Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.
(c)    Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Co-Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans, on demand, from the applicable Co-Borrower.
(d)    Unless the Administrative Agent shall have been notified in writing by the Borrower prior to 12:00 Noon, New York City time on the date of any payment due to be made by ~~the~~a Co-Borrower hereunder that the applicable Co-Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the applicable Co-Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the relevant Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the applicable Co-Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing in this Section 2.13(e) shall be deemed to limit the rights of the Administrative Agent or any Lender against the applicable Co-Borrower.
(e)    If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.3(d), 2.3(e), 2.13(d), 2.13(e), 2.15(e), 3.4(a) or 9.7, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swingline Lenders or the Issuing Lender to satisfy such Lender's obligations to it under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
2.14    Requirements of Law. ix) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority charged with administration thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any such Governmental Authority made subsequent to the date hereof:
(i)    shall subject any Credit Party to any tax of any kind whatsoever (other than (A) Non-Excluded Taxes or Other Taxes covered by Section 2.15 and (B) Taxes described in the first sentence of Section 2.15(a) immediately before the proviso and clauses (w) through (y) of Section 2.15(a)) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
(ii)    shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit (or, subject to Section 10.6(c)(ii), participations therein) by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Term SOFR Rate or Daily Simple SOFR Rate; or
(iii)    shall impose on such Lender any other condition affecting its Term Benchmark Loans, Daily Simple SOFR Loans or Fixed Rate Loans or its obligation to make or maintain Term Benchmark Loans, Daily Simple SOFR Loans or Fixed Rate Loans or issue or participate in Letters of Credit;
and the result of any of the foregoing is to increase the cost to such Lender or such other Credit Party, by an amount that such Lender or other Credit Party deems to be material, of making, converting into, continuing or maintaining Term Benchmark Loans, Daily Simple SOFR Loans or Fixed Rate Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender or such other Credit Party, upon its demand, any additional amounts necessary to compensate such Lender or such other Credit Party for such increased cost or reduced amount receivable. If any Lender or such other Credit Party becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b)    If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital or liquidity requirements or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital or liquidity requirements (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.
(c)    Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in law, regardless of the date enacted, adopted, issued or implemented.
(d)    A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, the Borrower shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
(e)    Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the change in such Requirement of Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.
2.15    Taxes. x) All payments made by or on behalf of any Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income (however denominated) Taxes and franchise Taxes (imposed in lieu of net income Taxes) and branch profits Taxes imposed on the Administrative Agent or any Lender by any Governmental Authority in a jurisdiction (or political subdivision thereof) in which the Administrative Agent or Lender is organized, in which its applicable lending office is located, or that are Other Connection Taxes; provided that, if any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender as determined in good faith by the applicable withholding agent, (i) such amounts shall be paid to the relevant Government Authority in accordance with applicable law and (ii) the amounts so payable by the applicable Loan Party to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement as if such withholding or deduction had not been made; provided further, however, that notwithstanding anything in this Agreement to the contrary, ~~the~~no Co-Borrower shall ~~not~~ be required to increase any such amounts payable to any Lender or other recipient with respect to any Non-Excluded Taxes (w) that are attributable to such Lender’s or other recipient’s failure to comply with the requirements of paragraph (e) or (f) of this Section, (x) that are United States withholding Taxes (including United States federal, state and local backup withholding taxes) resulting from any Requirement of Law in effect on the date such Lender becomes a party to this Agreement (or designates a new lending office), except in each case to the extent that, pursuant to this paragraph, additional amounts with respect to such Non-Excluded Taxes were payable either to such Lender’s assignor (if any) at the time of assignment or to such Lender at the time it designated a new lending office or (y) that are imposed by reason of FATCA. The payment of Taxes described in clauses (w) through (y) of this Section 2.15(a) shall not result in any indemnity payment under Section 2.15(c).
Each Tranche B Lender party to the Tenth Amendment and Extension Agreement represents that it is a Qualifying Lender as of the Tenth Amendment Effective Date and each Assignee of a Tranche B Lender represents that it is a Qualifying Lender as of the date such Person becomes an Assignee, and each such Tranche B Lender and Assignee represents that any Person to whom it participates any interest in the Tranche B Loans or Tranche B Commitments is a Qualifying Lender as of the date of such participation. In each case, the status of a Lender, Assignee or Participant as a Qualifying Lender shall be determined with reference to the treaties, laws, and regulations (or interpretation, administration or application thereof) or any published practice of a Governmental Authority in force or applicable, as the case may be, on, in the case of a Lender party to the Tenth Amendment and Extension Agreement, the Tenth Amendment Effective Date, or in the case of an Assignee or Participant, on the closing date of the assignment or sale of the participation. Each Tranche B Lender agrees to notify the Borrower promptly, and in any event within thirty (30) days, or in advance of any Interest Payment Date if earlier, upon becoming aware that it or its Participant (if any) ceases to satisfy the conditions to be a Qualifying Lender. Each Tranche B Lender further acknowledges that if it or any Participant ceases to be a Qualifying Lender, payments in respect of the Tranche B Loans or such Participant’s interest therein will be subject to Irish withholding tax and no additional amounts will be payable by the Co-Borrowers in respect of such withholding except to the extent arising because the applicable Lender or Participant ceased to be a Qualifying Lender as a result of a change in treaty, law or regulations (or interpretation, administration or application thereof) or any published practice of a Governmental Authority occurring after the date such Lender first became a Lender (including by way of assignment, to the extent applicable) or such Participant became a Participant, and only from the date that is no earlier than thirty (30) days prior to the date such Lender or participant ceases to be a Qualifying Lender due to such change in treaty, law or regulations (or interpretation, administration or application thereof) or any published practice of a Governmental Authority)). Any Lender to which interest may be paid free of Irish withholding tax due to such Lender being a Qualifying Lender shall within a reasonable time upon request in writing by the Borrower provide details of its name, address and country of tax residence to the Co-Borrowers to enable them to comply with their reporting obligations under clauses 891A, 891E, 891F and 891G of the TCA or any similar future law.

(a)    In addition, ~~the~~each Co-Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(b)    Whenever any Non-Excluded Taxes or Other Taxes are payable by any Loan Party, as promptly as possible thereafter such Loan Party shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by such Loan Party showing payment thereof or other evidence of such payment reasonably satisfactory to the Administrative Agent. Subject to Section 2.15(a), if (i) any Loan Party fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or (ii) any Non-Excluded Taxes or Other Taxes are imposed directly upon the Administrative Agent or any Lender (including, in the case of a Lender that is classified as a partnership for U.S. federal income tax purposes, a person treated as a beneficial owner thereof for U.S. federal tax purposes), such Loan Party shall indemnify the Administrative Agent and the Lenders within 10 days after demand therefor, for the full amount of any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure (including Non-Excluded Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) in the case of (i), or any such direct imposition in the case of (ii). In the case of any Lender making a claim under this Section 2.15(c) on behalf of any of its beneficial owners, an indemnity payment under this Section 2.15(c) shall be due only to the extent that such Lender is able to establish that such beneficial owners supplied to the applicable Persons such properly completed and executed documentation necessary to claim any applicable exemption from, or reduction of, such Non-Excluded Taxes or Other Taxes.
(c)    Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 10.6(c) relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).
(d)    Each Lender that is a “United States Person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of U.S. Internal Revenue Service (“IRS”) Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal withholding tax. Each Lender (or Transferee) that is not a “United States Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) and that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) (i) two copies of either IRS Form W-8BEN or W-8BEN-E, as applicable, Form W-8IMY (together with any applicable underlying IRS Forms) or Form W-8ECI, as applicable, (ii) in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” a statement substantially in the form of Exhibit E and the applicable IRS Form W-8BEN or W-8BEN-E, as applicable, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments under this Agreement and the other Loan Documents or (iii) any other form prescribed by the applicable requirements of U.S. federal income tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made. Such forms shall be delivered by each Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation) and from time to time thereafter upon the request of the Borrower or the Administrative Agent. In addition, each Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Each Lender shall promptly notify the Borrower and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower or the Administrative Agent (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section, a Lender shall not be required to deliver any form pursuant to this paragraph that such Lender is not legally able to deliver.
(e)    A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the applicable Co-Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s judgment such completion, execution or submission would not materially prejudice the legal or commercial position of such Lender.
(f)    If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the applicable Co-Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
(g)    If the Administrative Agent or any Lender determines, in its sole discretion, exercised in good faith, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.15 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Lender attributable to such refund and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that such Loan Party, upon the request of such Lender, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender in the event such Lender is required to repay such refund to such Governmental Authority.

This paragraph shall not be construed to require any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Loan Party or any other Person.
(h)    For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(i)    The agreements in this Section 2.15 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
(j)    For purposes of this Section 2.15, the term “Lender” includes the Issuing Lender.
2.16    Indemnity. The Borrower and, only in respect of a Term Benchmark Loan of the Irish Borrower, the Irish Borrower, agree~~s~~ to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the applicable Co-Borrower in making a borrowing of, conversion into or continuation of Term Benchmark Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the applicable Co-Borrower in making any prepayment of or conversion from Term Benchmark Loan after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan or (d) the making of a prepayment of Term Benchmark Loans or Fixed Rate Loans on a day that is not the last day of an Interest Period with respect thereto. In the case of a Term Benchmark Loan, such indemnification shall be the amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, at the Adjusted Term SOFR Rate that would have been applicable for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
2.17    Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.14 or 2.15 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending offices to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Co-Borrowers or the rights of any Lender pursuant to Section 2.14 or 2.15(a). Each Lender may at its option make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, for the avoidance of doubt, the Lender shall cause such branch or Affiliate to provide any forms required to be provided pursuant to Section 2.15(e)-(g) as if such branch or Affiliate were the Lender.

2.18    Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.14 or 2.15(a), (b) becomes a Defaulting Lender, (c) does not agree to extend the Termination Date for its Commitments and Loans under Section 2.1(g) and Lenders having at least 50% in aggregate amount of the Commitments in effect at the time any such extension is requested shall have elected so to extend their Commitments or (d) does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) if applicable, prior to any such replacement, such Lender shall have taken no action under Section 2.17 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.14 or 2.15(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement (other than any outstanding Competitive Loans held by such replaced Lender), (v) the Borrower shall be liable to such replaced Lender under Section 2.16 if any Term Benchmark Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.14 or 2.15(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto.
2.19    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.5(a);
(b)    the Commitment and Extensions of Credit of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.1); provided that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender;
(c)    if any Swingline Exposure or L/C Exposure exists at the time such Lender becomes a Defaulting Lender then:
(i)    all or any part of the Swingline Exposure and L/C Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Tranche A Revolving Percentages but only to the extent the sum of all non-Defaulting Lenders’ Tranche A Extensions of Credit plus such Defaulting Lender’s Swingline Exposure and L/C Exposure does not exceed the total of all non-Defaulting Lenders’ Tranche A Commitments;

(ii)    if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, within two Business Days following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the Issuing Lender only the Borrower’s obligations corresponding to such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 8 for so long as such L/C Exposure is outstanding;
(iii)    if the Borrower cash collateralizes any portion of such Defaulting Lender’s L/C Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.3(a) with respect to such Defaulting Lender’s L/C Exposure during the period such Defaulting Lender’s L/C Exposure is cash collateralized;
(iv)    if the L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.5(a) and Section 3.3(a) shall be adjusted in accordance with such non-Defaulting Lenders’ Tranche A Revolving Percentages; and
(v)    if all or any portion of such Defaulting Lender’s L/C Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Lender or any other Lender hereunder, all fees payable under Section 3.3(a) with respect to such Defaulting Lender’s L/C Exposure shall be payable to the Issuing Lender until and to the extent that such L/C Exposure is reallocated and/or cash collateralized; and
(d)    so long as such Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan and no Issuing Lender shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding L/C Exposure will be 100% covered by the Tranche A Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in the amount of such Defaulting Lender’s L/C Exposure in accordance with Section 2.19(c), and Swingline Exposure related to any newly made Swingline Loan or L/C Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.19(c)(i) (and such Defaulting Lender shall not participate therein).
(e)    Termination of Defaulting Lenders. The Borrower shall have the right, in its sole discretion, to terminate the Commitment of any Defaulting Lender by giving the Administrative Agent and such Defaulting Lender a written notice setting forth its election and a termination date (an “Early Commitment Termination Date”), which date shall not be earlier than three (3) Business Days after the date on which such notice has been given, except as otherwise agreed by the Administrative Agent and such Defaulting Lender. On the Early Commitment Termination Date, such Defaulting Lender’s Commitment shall terminate and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or the Irish Borrower, as applicable, shall (i) prepay all of such Defaulting Lender’s outstanding Loans together with interest thereon accrued to such Early Commitment Termination Date, (ii) pay all facility fees accrued to such Early Commitment Termination Date, except as otherwise provided in Section 2.19(a) and (iii) pay all amounts then owing to such Defaulting Lender pursuant to Sections 2.14, 2.15, 2.16 and 10.5 for which demand has been made to the Borrower prior to such Early Commitment Termination Date. Upon termination of such Defaulting Lender’s Commitment in accordance with this Section 2.19(e), such Defaulting Lender shall cease to be a party hereto.

In the event that the Administrative Agent, the Borrower, the Swingline Lenders and the Issuing Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and L/C Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Tranche A Revolving Percentage or Tranche B Revolving Percentage, as applicable.
2.20    Competitive Bid Procedure. xi) Subject to the terms and conditions set forth herein, from time to time during the Commitment Period ~~the~~each Co-Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the Total Extensions of Credit plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the Total Commitments. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Competitive Borrowing of Term Benchmark Loans, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Competitive Borrowing and, in the case of a Competitive Borrowing of Fixed Rate Loans, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Competitive Borrowing; provided that the Borrower may submit up to (but not more than) three Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form reasonably approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information:
(i)    the aggregate amount of the requested Competitive Borrowing;
(ii)    the date of such Competitive Borrowing, which shall be a Business Day;
(iii)    whether such Competitive Borrowing is to be a Competitive Borrowing of Tranche A Loans or a Competitive Borrowing of Tranche B Loans;
(~~iii~~iv)    whether such Competitive Borrowing is to be a Competitive Borrowing of Term Benchmark Loans or a Competitive Borrowing of Fixed Rate Loans;
(~~iv~~v)    the Interest Period to be applicable to such Competitive Borrowing, which shall be a period contemplated by the definition of the term “Interest Period”; and
(~~v~~vi)    the location and number of the applicable Co-Borrower's account to which funds are to be disbursed; and
(vii)    any such other term as the Borrower or Irish Borrower, as applicable, may specify.
Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the applicable Lenders of the details thereof, inviting the relevant Lenders to submit Competitive Bids.

(b)    Each applicable Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Competitive Borrowing of Term Benchmark Loans, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Competitive Borrowing of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.
(c)    The Administrative Agent shall promptly notify the Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.
(d)    Subject only to the provisions of this paragraph, the Borrower may accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Competitive Borrowing of Term Benchmark Loans, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Competitive Borrowing of Fixed Rate Loans, not later than 11:00 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if ~~the~~such Co-Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.
(e)    The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan to the Borrower or the Irish Borrower, as applicable, in respect of which its Competitive Bid has been accepted.
(f)    If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least one half of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.
(g)    Notwithstanding anything to the contrary contained in Section 2.1(f), the Borrower or the Irish Borrower, as applicable, shall repay the unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan.
SECTION 3.    LETTERS OF CREDIT
3.1    L/C Commitment. xii) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Tranche A Lenders set forth in Section 3.4(a), agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to, and shall not, issue any Letter of Credit if, after giving effect to such issuance, (i)(x) the L/C Obligations would exceed the L/C Commitment or (y) the aggregate stated amount of Letters of Credit issued by the Issuing Lender would exceed the Issuing Lender L/C Commitment Sublimit of the Issuing Lender, (ii) the aggregate amount of the Available Tranche A Commitments would be less than zero or (iii) the sum of the Total Extensions of Credit plus the aggregate principal amount of outstanding Competitive Loans would exceed the Total Commitments. Each Letter of Credit shall (A) be denominated in Dollars and (B) expire no later than the earlier of (x) the first anniversary of its date of issuance unless otherwise consented to by the Issuing Lender and (y) the date that is five Business Days prior to the Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above). Schedule 3.1 sets forth certain letters of credit issued under the Prior Credit Agreement. Subject to the satisfaction on the Closing Date of the conditions precedent set forth in Section 5.1, such letters of credit shall constitute, on and after the Closing Date, Letters of Credit and shall be subject to and benefit from this Agreement.
(a)    The Issuing Lender shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.
3.2    Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Administrative Agent and the Issuing Lender at their respective addresses for notices specified herein (or by electronic communication, including an Approved Borrower Portal) an Application completed to the reasonable satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Tranche A Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).
3.3    Fees and Other Charges. xiii) The Borrower will pay a fee on the undrawn and unexpired amount of each Letter of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Term Benchmark Loans, shared ratably among the Tranche A Lenders and payable quarterly in arrears on each Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee of the rate or rates per annum separately agreed upon between the Borrower and the Issuing Lender on the undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on each Fee Payment Date after the issuance date.
(a)    In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.
3.4    L/C Participations. xiv) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase, subject to Section 2.19(c)(i), and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Tranche A Revolving Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement (or in the event that any reimbursement received by the Issuing Lender shall be required to be returned by it at any time), such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Tranche A Revolving Percentage of the amount that is not so reimbursed (or is so returned). Each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
(a)    If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.
(b)    Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.
3.5    Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit, the Borrower shall reimburse the Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment, not later than 1:00 P.M., New York City time, on the Business Day immediately following the day that the Borrower receives such notice of such draft. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (x) until the Business Day next succeeding the date of the relevant notice, Section 2.10(b) and (y) thereafter, Section 2.10(c).
3.6    Obligations Absolute. The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.
3.7    Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.
3.8    Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.
SECTION 4.    REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:
4.1    Financial Condition. The audited balance sheet of the Borrower as of December 31, 2017 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by and accompanied by an unqualified report from KPMG LLP, present fairly in all material respects the consolidated financial condition of the Borrower as of such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).
4.2    No Change. Since December 31, 2017 (or, in the event that the representation and warranty contained in this Section 4.2 is made pursuant to Section 2.1(g), since the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.
4.3    Existence; Compliance with Law. Each Loan Party and, to the extent any Subsidiary directly or indirectly owns Aircraft Assets, such Subsidiary (a) is duly organized or duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation (if applicable), (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing (if applicable) under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and the failure to so qualify would reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
4.4    Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate (or limited liability or other entity, as appropriate) power and authority to execute, deliver and perform the Loan Documents to which it is a party and, in the case of ~~the~~each Co-Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of ~~the~~each Co-Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required by or on behalf of the Borrower or any other Loan Party in connection with the extensions of credit hereunder or with the execution, delivery, or performance by any Loan Party or enforceability against any Loan Party of this Agreement or any of the Loan Documents. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, Irish law examinership, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.5    No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents by the Loan Parties, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof (a) will not violate any material Requirement of Law applicable to any Group Member, any Organizational Document of any Group Member or, except as could not reasonably be expected to have a Material Adverse Effect, any Contractual Obligation of any Group Member and (b) will not result in, or require, the creation or imposition of any Lien on any Group Member’s properties or revenues. No Requirement of Law, Organizational Document or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.
4.6    Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.
4.7    No Default. No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.
4.8    Ownership of Property. Except as could not reasonably be expected to have a Material Adverse Effect, each Group Member has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its Aircraft Assets and its other property.
4.9    Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect, (i) each Group Member owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted., (ii) no material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim and (iii) the use of Intellectual Property by each Group Member does not infringe on the rights of any Person in any material respect.
4.10    Taxes. Each Group Member has filed or caused to be filed all federal, state and other material tax returns that, to the knowledge of the Borrower, are required to be filed and has paid or made provision for the payment of all taxes shown to be due and payable on said returns or on any material assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority other than (a) any tax the amount or validity of which is currently being contested in good faith by appropriate actions and with respect to which reserves in conformity with generally accepted accounting principles in the United States have been provided on the books of the relevant Group Member, and (b) any tax returns or taxes to the extent that the failure to file such tax returns or pay such taxes could not reasonably be expected to result in a Material Adverse Effect; no material tax Lien has been filed, and, to the knowledge of the Borrower, no material claim is being asserted, with respect to any such material tax, fee or other charge.
4.11    Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used (a) for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect for any purpose that violates the provisions of the Regulations of the Board or (b) for any purpose that violates the provisions of the Regulations of the Board. No more than 25% of the assets of the Group Members consist of “margin stock” as so defined. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.
4.12    Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member.
4.13    ERISA. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Group Member and each of their respective ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Plans and the regulations and published interpretations thereunder; (ii) no ERISA Event has occurred or is reasonably expected to occur; and (iii) all amounts required by applicable law with respect to, or by the terms of, any retiree welfare benefit arrangement maintained by any Group Member or any ERISA Affiliate or to which any Group Member or any ERISA Affiliate has an obligation to contribute have been accrued in accordance with Statement of Financial Accounting Standards No. 106. The present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Accounting Standards Codification Topic No. 715: Compensation Retirement Benefits) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than a material amount the fair market value of the assets of such Pension Plan allocable to such accrued benefits, and the present value of all accumulated benefit obligations under each underfunded Pension Plan (based on the assumptions used for purposes of Accounting Standards Codification Topic No. 715: Compensation Retirement Benefits) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than a material amount the fair market value of the assets of all such underfunded Pension Plans.
4.14    Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur or suffer to exist Indebtedness.
4.15    Subsidiaries. As of the Closing Date, Schedule 4.15 sets forth the name and jurisdiction of incorporation or formation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party.
4.16    Use of Proceeds. The proceeds of the Loans shall be used (a) to repay amounts outstanding under the Prior Credit Agreement on the Closing Date, including any fees or expenses incurred in connection therewith, and (b) to finance the working capital needs of the Borrower and its Subsidiaries in the ordinary course of business and for general corporate purposes.
4.17    Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: no Group Member has released or disposed of Materials of Environmental Concern at any property or facility owned or operated by any Group Member in a manner that would reasonably be expected to give rise to liability under any applicable Environmental Law, nor to the knowledge of the Borrower are Materials of Environmental Concern present at any property or facility owned or operated by any Group Member or at any other location in conditions that would reasonably be expected to give rise to liability under any applicable Environmental Law.
4.18    Accuracy of Information, etc.. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or written or formally presented information (other than the financial projections and forward-looking information referred to in the immediately succeeding sentence below and information of a general economic or industry specific nature) furnished by any Loan Party or any of its agents to the Administrative Agent, the Lenders or any of their respective Affiliates, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, when taken as a whole, as of the date such statement or information was so furnished, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which such statements were made (giving effect to all supplements thereto). The financial projections and other forward-looking information contained in the materials referenced above have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time furnished by or on behalf of the Borrower, any Loan Party or any of their respective agents, as the case may be, to the Administrative Agent, the Lenders or any of their respective Affiliates, it being recognized by the Administrative Agent, the Lenders and their respective Affiliates that such projections and forward-looking information are not to be viewed as facts and that actual results during the period or periods covered by any such projections or forward-looking information may differ from the projected results set forth therein, and such differences may be material. As of the Closing Date, there is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.
4.19    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees, and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. Except as would be allowed by applicable laws, including Sanctions, none of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan or Letter of Credit or use of proceeds will violate Anti-Corruption Laws or applicable Sanctions.

SECTION 5.    CONDITIONS PRECEDENT
5.1    Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit to the Borrower requested to be made by it is subject to the satisfaction or waiver, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:
(a)    Credit Agreement. The Administrative Agent shall have received this Agreement executed and delivered by the Administrative Agent, the Borrower and each Person listed on Schedule 1.1A and Schedule 1.1B.
(b)    Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all reasonable expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date and (ii) each Departing Lender shall have received payment in full of all of the “Obligations” under the Prior Credit Agreement that are owing to it (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, contingent indemnity obligations and other contingent obligations owing to it under the “Loan Documents” as defined in the Prior Credit Agreement).
(c)    Closing Certificate; Solvency Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) certificates of each Loan Party, dated the Closing Date, substantially in the form of Exhibit B-1, with appropriate insertions and attachments, including the certificate of incorporation or formation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party, (ii) a solvency certificate of the Borrower dated the Closing Date, substantially in the form of Exhibit B-2, and (iii) a good standing certificate for each Loan Party from its jurisdiction of organization.
(d)    Legal Opinions. The Administrative Agent shall have received the executed legal opinion of O’Melveny & Myers, LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, substantially in the form of Exhibit C.
(e)    Financial Statements. The Lenders shall have received the audited consolidated financial statements of the Borrower referred to in Section 4.1; provided that the filing by the Borrower of such financial statements on Form 10-K or Form 10-Q, as applicable, with the SEC shall satisfy the requirements of this Section 5.1(e).
(f)    Patriot Act Information. The Administrative Agent and the Lenders shall have received all documentation and other information about the Loan Parties as is reasonably requested in writing at least five days prior to the Closing Date by the Administrative Agent or the Lenders that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.
(g)    Representations and Warranties. Each of the representations and warranties made by any Loan Party in the Loan Documents or any notice or certificate delivered in connection therewith shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Closing Date.

(h)    No Default. No Default or Event of Default shall have occurred and be continuing on the Closing Date or after giving effect to the extensions of credit to the Borrower hereunder on the Closing Date.
For the purpose of determining compliance with the conditions specified in this Section 5.1, each Lender that has signed this Agreement shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 5.1 unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
5.2    Conditions to Each Extension of Credit After the Closing Date. The agreement of each Lender to make any extension of credit to the applicable Co-Borrower requested to be made by it on any date after the Closing Date is subject to the satisfaction of the following conditions precedent:
(a)    Representations and Warranties. Each of the representations and warranties made by any Loan Party in the Loan Documents or any notice or certificate delivered in connection therewith (other than the representation and warranty contained in Section 4.2) shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date.
(b)    No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit to the applicable Co-Borrower requested to be made on such date.
Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.
SECTION 6.    AFFIRMATIVE COVENANTS
The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, subject to Section 10.14(b), the Borrower shall and shall cause each of its Subsidiaries to:
6.1    Financial Statements. Furnish to the Administrative Agent and each Lender:
(a)    as soon as publicly available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form, the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit by KPMG LLP or other independent certified public accountants of nationally recognized standing;
(b)    as soon as publicly available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, a copy of the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of (x) income for such quarter and for the period from the beginning of such fiscal year to the close of such quarter, and (y) cash flows for the period from the beginning of such fiscal year to the close of such quarter setting forth in each case in comparative form, the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).
All such financial statements shall be prepared in reasonable detail and in accordance with generally accepted accounting principles in the United States applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.
In lieu of furnishing the Administrative Agent and each Lender with the items referred to in Sections 6.1(a) and 6.1(b), the Borrower may make available such items on the Borrower’s website www.airleasecorp.com, at www.sec.gov or at such other website as notified to the Administrative Agent and the Lenders, which shall be deemed to have satisfied the requirements of delivery of such items in accordance with this Section 6.1.
6.2    Certificates; Other Information. Furnish to the Administrative Agent and each Lender (or, in the case of clause (e), to the relevant Lender):
(a)    concurrently with the delivery of the annual and quarterly financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrower with Sections 7.1(a), (b), and (c) as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be;
(b)    concurrently with the delivery of the annual and quarterly financial statements pursuant to Section 6.1, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the comparable periods of the previous year;
(c)    promptly following receipt thereof, copies of (i) any documents described in Section 101(k) of ERISA that any Group Member or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l) of ERISA that any Group Member or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided, that if the relevant Group Member or ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, then, upon reasonable request of the Administrative Agent, such Group Member or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices promptly after receipt thereof;
(d)    within a reasonable period of time, such additional financial and other information (not including reports and other materials to the extent filed with the SEC) as any

Lender may from time to time reasonably request; and
(e)    information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation (to the extent applicable).
In lieu of furnishing the Administrative Agent and each Lender with discussion and analysis referred to in Section 6.2(b) above, the Borrower may make available its annual report on Form 10-K or its quarterly report on Form 10-Q, as applicable, in each case containing a Management’s Discussion and Analysis of Financial Condition and Results of Operations as required by such form, on the Borrower’s website at www.airleasecorp.com, at www.sec.gov or at such other website as notified to the Administrative Agent and the Lenders, which shall be deemed to have satisfied the requirements of furnishing such discussion and analysis required by Section 6.2(b).
6.3    Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations (including Taxes) of whatever nature, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate actions and reserves in conformity with generally accepted accounting principles in the United States with respect thereto have been provided on the books of the relevant Group Member, or (b) where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.4    Maintenance of Existence; Compliance. (a) Preserve, renew and keep in full force and effect its organizational existence, except as otherwise permitted by Section 7.3; (b) comply with all Requirements of Law except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; and (c) maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
6.5    Maintenance of Property; Insurance. (a)  Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance to the extent and against such risks as is commonly maintained by companies engaged in the same or similar business.
6.6    Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with generally accepted accounting principles in the United States and all material Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit, upon five Business Days’ notice, representatives of the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time but not more than two times per fiscal year.
6.7    Notices. Promptly give notice to the Administrative Agent and each Lender as soon as practicable, but in no event later than five Business Days’ after the Borrower obtains knowledge of the occurrence of:
(a)    any Default or Event of Default;
(b)    any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any

Group Member and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;
(c)     any litigation or proceeding affecting any Group Member (i) which could reasonably be expected to have a Material Adverse Effect or (ii) which relates to any Loan Document;
(d)    an ERISA Event that could reasonably be expected to have a Material Adverse Effect, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof;
(e)    promptly after any Rating Agency shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; and
(f)    any development or event that has had or could reasonably be expected to have a Material Adverse Effect.
Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Group Member proposes to take with respect thereto.
6.8    Use of Proceeds. The proceeds of the Loans will be used only for the purposes set forth in Section 4.16. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. The Borrower and its Subsidiaries shall not use, and the respective directors, officers, employees and agents of the Borrower and its Subsidiaries shall not use, the proceeds of any Loan or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (B) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
6.9    Accuracy of Information. The Borrower will ensure that all written or formally presented information furnished to the Administrative Agent or the Lenders in connection with this Agreement or any amendment or modification hereof or waiver hereunder, taken as a whole, when furnished, does not contain any untrue statement of material fact or omits to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they are made, not materially misleading (giving effect to all supplements thereto), and the furnishing of such information shall be deemed to be representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 6.9.
6.10    Future Guarantors. The Borrower shall cause each Subsidiary that, on the Closing Date or any time thereafter, guarantees any Specified Indebtedness of the Borrower, to execute and deliver to the Administrative Agent a Guaranty; provided that such Subsidiary may be released from its Guaranty at such time as it no longer guarantees any Specified Indebtedness of the Borrower.
SECTION 7.    NEGATIVE COVENANTS
The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the

Administrative Agent hereunder, subject to Section 10.14(b), the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
7.1    Financial Condition Covenants.
(a)    Consolidated Shareholders’ Equity. Permit the Consolidated Shareholders’ Equity as at the last day of any fiscal quarter of the Borrower to be less than $2,500,000,000.
(b)    Consolidated Unencumbered Assets. Permit the Consolidated Unencumbered Assets as at the last day of any fiscal quarter of the Borrower to be less than 125% of the Consolidated Unsecured Indebtedness as at the last day of such fiscal quarter.
(c)    Consolidated Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (i) Consolidated Adjusted EBITDA for such fiscal quarter together with the three fiscal quarters which immediately precede such fiscal quarter to (ii) Consolidated Interest Expense during such period to be less than 1.50 to 1.00.
7.2    Indebtedness. Permit any Subsidiary to create, issue, incur, assume or become liable in respect of any Unsecured Indebtedness, except:
(a)    Indebtedness of any Guarantor;
(b)    Indebtedness of a Subsidiary owed to the Borrower or to a Wholly-Owned Subsidiary;
(c)    Indebtedness of an SPC Subsidiary incurred to finance the acquisition of a single Aircraft Asset on an unsecured basis (“Unsecured Aircraft Financing Debt”); provided that such Unsecured Aircraft Financing Debt becomes Secured Indebtedness within 90 days of incurrence; provided, further, that, at any one time, no more than three (3) SPC Subsidiaries may have Unsecured Aircraft Financing Debt outstanding;
(d)    other Indebtedness in the aggregate for all Subsidiaries of the Borrower not exceeding $250,000,000 at any time outstanding; ~~and~~
(e)    Indebtedness of a Special Purpose Finance Subsidiary, provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) such Indebtedness shall rank pari passu in right of payment with the Obligations~~.~~; and
(f)    Indebtedness of the Irish Borrower incurred under this Agreement.
7.3    Fundamental Changes. xv) Enter into any merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or, in a single transaction or in a related series of transactions Dispose of all or substantially all of the property or business of the Borrower and its Subsidiaries, taken as a whole.
(a)    Notwithstanding Section 7.3(a), any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Guarantor; (ii) any Guarantor may be merged or consolidated with or into any Subsidiary if after giving effect to such merger or consolidation, the surviving Person is a Guarantor; (iii) any Subsidiary that is not a Guarantor may be merged or consolidated with or into any other

Subsidiary; and (iv) any Subsidiary may be merged or consolidated with or into any Person so long as any such transaction referred to in this clause (iv) would not result in the Disposition of all or substantially all of the property or business of the Borrower and its Subsidiaries, taken as a whole; (v) any Subsidiary may Dispose of any or all of its assets to the Borrower or any other Subsidiary (upon voluntary dissolution, winding up or liquidation or otherwise); provided that, if the Subsidiary making such Disposition is a Guarantor, the recipient shall be the Borrower or a Guarantor; and (vi) any Subsidiary that is not a Guarantor may liquidate, wind up or dissolve itself if it has no assets.
7.4    [Reserved].
7.5    Transactions with Affiliates. Enter into any transaction or group of related transactions that are material in relation to the business, operations, financial condition or properties of the Borrower and its Subsidiaries taken as a whole (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Borrower or another Subsidiary or a Joint Venture), except upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than could reasonably be obtainable in a comparable arm’s length transaction with a Person who is not an Affiliate. The restrictions in this Section shall not apply to (1) any leasing transaction, including, without limitation, a transaction in which an Aircraft Asset is subleased to a customer of the Borrower or any Subsidiary, involving one or more Subsidiaries for the purposes of effecting aircraft registration or tax planning; (2) any amendment to, or replacement of, any agreement with an Affiliate that is in effect on the Closing Date so long as any such amendment or replacement agreement is not more disadvantageous to Lenders, as determined in good faith by the Board of Directors of the Borrower, in any material respect than the original agreement as in effect on the Closing Date; (3) dividends, stock repurchases and investments, so long as no Event of Default would result as a consequence thereof; (4) the issuance of Common Stock or Preferred Stock by the Borrower including in connection with the exercise or conversion of options, warrants, convertible securities or similar rights to acquire or purchase Common Stock or Preferred Stock; (5) transactions permitted by, and complying with, the provisions of Section 7.4 and (6) any directors’ fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of the Borrower or a Subsidiary thereof that are (x) approved in good faith by the Borrower’s Board of Directors, the independent members of the Borrower’s Board of Directors, or the Compensation Committee of the Borrower’s Board of Directors, as applicable, or (y) otherwise customary and reasonable.
7.6    Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower’s method of determining fiscal quarters.
7.7    Lines of Business. Engage in any business if, as a result, the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.
SECTION 8.    EVENTS OF DEFAULT
If any of the following events shall occur and be continuing:
(a)    the applicable Co-Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the applicable Co-

Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five Business Days after any such interest becomes due in accordance with the terms hereof or within five Business Days after demand for any other amount in accordance with the terms hereof; or
(b)    any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other written statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made and, if capable of remedy, such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or
(c)    any Loan Party shall default in the observance or performance of any agreement contained in Section 6.4(a) (with respect to the Borrower only), Section 6.7(a) or Section 7 of this Agreement; or
(d)    any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or
(e)    any Group Member shall default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness by such Person (or the payment of which is a Guarantee Obligation of such Person), other than Indebtedness owed to any Group Member, Non-Recourse Indebtedness of any Group Member, whether such Indebtedness or Guarantee Obligation now exists, or is created after the Closing Date, which default (i) is caused by a failure to pay principal of, interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such mortgage, indenture or instrument (a “payment default”) or (ii) results in the acceleration of such Indebtedness prior to its stated maturity; and, in each case the outstanding principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a payment default or the maturity of which has been so accelerated, aggregates $~~100,000,000~~200,000,000 or more; provided further that in connection with any series of Convertible Notes, (x) any conversion of such Indebtedness by a holder thereof into shares of Common Stock, cash or a combination of cash and shares of Common Stock, (y) the rights of holders of such Convertible Notes to convert into shares of Common Stock, cash or a combination of cash and shares of Common Stock and (z) the rights of holders of such Convertible Notes to require any repurchase by the Borrower of such Convertible Notes in cash upon a fundamental change shall not, in itself, constitute an Event of Default under this paragraph (e); or
(f)    (i) the Borrower, the Irish Borrower or any Significant Subsidiary or any group of Subsidiaries that, taken together (as of the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), would constitute a Significant Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, Irish law examinership, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, Irish law examiner, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against the Borrower, the Irish Borrower or any Significant Subsidiary or any group of Subsidiaries that, taken together (as of the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), would constitute a Significant Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment (that, in the case of such appointments, is not discharged within 60 days) or (B) remains undismissed or undischarged for a period of 60 days; or (iii) there shall be commenced against the Borrower, the Irish Borrower or any Significant Subsidiary or any group of Subsidiaries that, taken together (as of the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), would constitute a Significant Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower, the Irish Borrower or any Significant Subsidiary or any group of Subsidiaries that, taken together (as of the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), would constitute a Significant Subsidiary shall consent to, approve of, or acquiesce in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower, the Irish Borrower or any Significant Subsidiary or any group of Subsidiaries that, taken together (as of the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), would constitute a Significant Subsidiary shall generally not, or shall admit in writing its inability to, pay its debts as they become due; or (vi) or the Borrower, the Irish Borrower or any Significant Subsidiary or any group of Subsidiaries that, taken together (as of the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), would constitute a Significant Subsidiary shall make a general assignment for the benefit of its creditors; or
(g)    (i) an ERISA Event shall have occurred, (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan, (iii) the PBGC shall institute proceedings to terminate any Pension Plan(s), or (iv) any Loan Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could, in the judgment of the Required Lenders, reasonably be expected to result in a Material Adverse Effect; or
(h)    one or more final judgments or decrees shall be entered against the Borrower, the Irish Borrower or any Significant Subsidiary or any group of Subsidiaries that, taken together (as of the date of the latest audited consolidated financial statements of the Borrower and its Subsidiaries), would constitute a Significant Subsidiary involving in the aggregate a liability (excluding amounts covered by indemnities, the terms of which are reasonably satisfactory to the Required Lenders, or fully covered by insurance as to which the relevant insurance company has not denied coverage) of $~~100,000,000~~200,000,000 or more, which judgments or decrees shall not have been vacated, discharged, stayed or bonded within 60 days after such judgment becomes final; or
(i)    any subordination agreement with respect to a Subordinated Obligation shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert in writing; or
(j)    except as permitted hereunder or thereunder, the guarantee contained in the Guaranty shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert in writing; or
(k)    a Change of Control shall occur;
then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to ~~the~~any Co-Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Co-Borrowers hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.
SECTION 9.    THE AGENTS
9.1    Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.
9.2    Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
9.3    Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower.
9.4    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.
9.5    Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.
9.6    Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any Affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys-in-fact or Affiliates.
9.7    Indemnification. The Lenders agree to indemnify each Agent and its officers, directors, employees, Affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements as determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

9.8    Agent in Its Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans (including, for the avoidance of doubt, Swingline Loans) made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.
9.9    Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Lenders and the Borrower. Additionally, if the Lender then acting as Administrative Agent is a Defaulting Lender by virtue of clause (d) or (e) of the definition thereof, then Administrative Agent may be removed by the Required Lenders or the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any removed Administrative Agent’s removal or retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 9 and of Section 10.5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.
9.10    Arrangers, Documentation Agents and Syndication Agents. Neither the Arrangers, the Documentation Agents nor the Syndication Agents shall have any duties or responsibilities hereunder in their respective capacities as such.
9.11    Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (a) through (g) of Part I of PTE 84-14 and (D) and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection with such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger, any Co-Syndication Agent, any Co-Documentation Agent or any of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent, or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21, as amended from time to time) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations);

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(v) no fee or other compensation is being paid directly to the Administrative Agent, or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent hereby informs the Lenders that it is not undertaking to provide investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that it has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

9.12    Acknowledgments with respect to Payments.
(a) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof) within 90 days of transfer, such Lender shall promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine.  A notice of the Administrative Agent to any Lender under this Section 9.12 shall be conclusive, absent manifest error.

(b) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.  Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) ~~The~~Each Co-Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the applicable Co-Borrower or any other Loan Party, except, in each case, to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent from the applicable Co-Borrower or any other Loan Party for the purpose of making a payment on the Obligations as determined by the Borrower.

(d) Each party’s obligations under this Section 9.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

9.13    Borrower Communications.
(a)    The Administrative Agent, the Lenders, the Swingline Lenders and the Issuing Lender agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”).
(b)    Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the ~~Ninth~~Tenth Amendment Effective Date, a user ID/password authorization system), each of the Lenders, the Swingline Lenders, the Issuing Lender and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Swingline Lenders, the Issuing Lender and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.
(c)    THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS

AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, THE SWINGLINE LENDERS, THE SWINGLINE LENDERS, THE ISSUING LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.
“Borrower Communications” means, collectively, any borrowing request, interest election request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal.

(d)    Each of the Lenders, the Swingline Lenders, the Issuing Lender and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.
(e)    Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 10.    MISCELLANEOUS
10.1    Amendments and Waivers. Subject to Section 2.12(b), neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce or forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the expiration date of any Letter of Credit beyond the date that is five Business Days prior to the Termination Date or reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Lenders) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; provided, however, that in the event of increases to the Total Commitments pursuant to Section 2.1(b), only the consents as set forth in Section 2.1(b) shall be required; provided further, that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitments shall not be deemed to constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not be deemed to constitute an increase of the Commitment of such Lender; (ii) eliminate or reduce the voting rights of any Lender under this Section 10.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders or consent to the assignment or transfer by the any Co-Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Guarantors from their obligations under the Guaranty, in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 2.13 without the written consent of all Lenders; (v) amend, modify or waive any provision of any Section hereof that expressly requires the consent of all the Lenders without the written consent of all Lenders; (vi) amend, modify or waive any provision of Section 9 or any other provision of any Loan Document that affects the Administrative Agent without the written consent of the Administrative Agent; (vii) amend, modify or waive any provision of Section 3 without the written consent of the Issuing Lender, (viii) amend, modify or waive any provision of Section 2.3 or any other provision of any Loan Document that expressly affects the Swingline Lenders without the consent of the Swingline Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.
Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.
10.2    Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

Borrower:
Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067
United States
Attention: Finance Department
Email: debtnotices@airleasecorp.com
Telecopy: (310) 553-0999
Telephone: (310) 553-0555

Administrative Agent (on behalf of the Borrower):	As separately provided to the Borrower.

Administrative Agent (on behalf of the Lenders):	JPMorgan Chase Bank, N.A. 383 Madison Avenue, Floor 24 New York, NY 10179-0001 United States Attention: ~~Maria Fahey~~Michael Mastronikolas Email  ~~maria.fahey@jpmchase~~michael.mastronikolas@jpmorgan.com

Issuing Lender	As separately provided to the Borrower.

Swingline Lender	As separately provided to the Borrower.

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received.
Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
10.3    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
10.4    Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.
10.5    Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent, the Arrangers, the Syndication Agents and the Documentation Agents for all their reasonable and documented out of pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall reasonably deem appropriate, (b) to pay or reimburse each Lender, each Swingline Lender, the Issuing Lender and the Administrative Agent for all its documented out of pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the reasonable and documented fees and disbursements of one firm of counsel to all such Persons, one local counsel, as necessary, in each appropriate jurisdiction and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected Person, (c) to pay, indemnify, and hold each Lender, each Swingline Lender, the Issuing Lender and the Administrative Agent harmless from, any and all recording and filing fees that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, and (d) to pay, indemnify, and hold each Lender, each Swingline Lender, the Issuing Lender, the Administrative Agent, the Arrangers, the Syndication Agents and the Documentation Agents, their respective Affiliates, and their respective officers, directors, employees, agents, and advisors (each, an “Indemnitee”) harmless from and against any and all other liabilities, losses, damages, penalties, claims or expenses incurred with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including any claim, litigation, investigation or proceeding regardless of whether any Indemnitee is a party thereto and whether or not the same are brought by the Borrower, its equity holders, Affiliates or creditors or any other Person, including any of the foregoing relating to the use of proceeds of the Loans and the reasonable and documented fees and disbursements of one firm of counsel to all Indemnities, one local counsel, as necessary, in each appropriate jurisdiction and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected Indemnitee (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities have resulted from (x) the gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction in a final and non-appealable judgment, (y) the material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document as determined by a court of competent jurisdiction in a final and non-appealable judgment or (z) any dispute solely among such Indemnitees (other than any actions (I) against an Indemnitee solely in its capacity in or fulfilling its role as Administrative Agent, Arranger, Syndication Agent, Documentation Agents or any similar role under this Agreement, unless such actions arise from gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction in a final and non-appealable judgment or (II) arising out of any act of omission of the Borrower). Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all liabilities, losses, damages, claims or expenses incurred under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee, except to the extent resulting from the conduct referred to in clauses (x) or (y) of the preceding sentence. No Indemnitee shall be liable for any damages arising from the unauthorized use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems (including any Approved Borrower Portal), except to the extent any such damages arise from the gross negligence or willful misconduct or material breach in bad faith of such Indemnitee as determined by a court of competent jurisdiction in a final and non-appealable judgment. No Indemnitee and none of the Borrower or any of the Borrower’s Affiliates or directors, officers, employees, advisors or agents shall be liable for any indirect, special, exemplary, punitive or consequential damages in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby; provided, this shall in no way relieve the Borrower of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. All amounts due under this Section 10.5 shall be payable not later than 20 Business Days after written demand therefor. The Borrower shall not be liable for the settlement of any action or proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed). If any settlement of any action is consummated with the written consent of the Borrower, the Borrower agrees to indemnify and hold harmless each Indemnitee from and against any and all liabilities, losses, damages, claims or expenses by reason of such settlement in accordance with the provisions of this Section 10.5. The Borrower shall not, without the prior written consent of an Indemnitee (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such Indemnitee unless such settlement (a) includes an unconditional release of such Indemnitee in form and substance reasonably satisfactory to such Indemnitee from all liability on claims that are the subject matter of such proceedings and (b) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnitee. Statements payable by the Borrower pursuant to this Section 10.5 shall be submitted to the chief financial officer (Telephone No. (310) 553-0555) (Telecopy No. (310) 553-0999), at the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder. Notwithstanding the foregoing, indemnification for Non-Excluded Taxes and Other Taxes shall be governed by, and be subject to the qualifications and requirements set forth in, Section 2.15.
10.6    Successors and Assigns; Participations and Assignments.
(a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit or of the Swingline Lender that funds Swingline Loans), except that (i) ~~the~~no Co-Borrower may ~~not~~ assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by ~~the~~any Co-Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).
(b)    Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons that are Eligible Assignees (each, an “Assignee”), other than a natural person, the Borrower or any Affiliate of the Borrower, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of:
(A)     the Borrower (such consent not to be unreasonably withheld or delayed), provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender or, if an Event of Default has occurred and is continuing, any other Person; and provided, further, that the Borrower shall be deemed to have consented to any such assignment unless the Borrower shall object thereto by written notice to the Administrative Agent within twenty Business Days after having received notice thereof;
(B)    the Administrative Agent (such consent not to be unreasonably withheld or delayed), provided that no consent of the Administrative Agent shall be required for an assignment to a Lender or an Affiliate of a Lender;
(C)    any Issuing Lender, as applicable (such consent not to be unreasonably withheld or delayed), provided that no consent of any Issuing Lender shall be required for an assignment to a Lender or an Affiliate of a Lender;
(D)    any Swingline Lender, as applicable (such consent not to be unreasonably withheld or delayed), provided that no consent of any Swingline Lender shall be required for an assignment to a Lender or an Affiliate of a Lender.

(ii)    Assignments shall be subject to the following additional conditions:
(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates, if any;
(B)    (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (payable by the assigning Lender) and (2) the assigning Lender shall have paid in full any amounts owing by it to the Administrative Agent; ~~and~~
(C)    the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws~~.~~; and
(D)    if the assignment is of Tranche B Loans or Tranche B Commitments, the Assignee shall be a Qualifying Lender.
(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption, the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section; provided, that if such assignment or transfer by a Lender is treated as a sale of a participation, such Lender shall be subject to the requirements of paragraph (c) relating to the Participant Register.
(iv)    The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall, absent manifest error, be conclusive and the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.
(v)    Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(c)    Any Lender may, without the consent of the Borrower or the Administrative Agent, the Swingline Lenders or the Issuing Lender, sell participations to one or more banks or other entities other than to a Disqualified Lender (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations ~~and~~, (C) the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (D) if the assignment is of Tranche B Loans or Tranche

B Commitments, the Participant shall be a Qualifying Lender. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.1 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of, and subject to the limitations of, Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(b) as though it were a Lender, provided such Participant shall be subject to Section 10.7(a) as though it were a Lender. Each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender and, to the extent disclosed to them, each Loan Party, shall treat each person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement notwithstanding notice to the contrary; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(i)    A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Sections 2.14 or 2.15 unless such Participant agrees, for the benefit of Borrower, to be subject to the provisions of Sections 2.14 and 2.15 as if it were a Lender (it being understood that the documentation required under Sections 2.15(e), (f) and (g) shall, subject to applicable law, be delivered to the participating Lender).
(d)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.
(e)    ~~The~~Each Co-Borrower, upon receipt of written notice from the relevant Lender, agree~~s~~ to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.
(f)    The parties agree that Bank of America Securities may, without notice to the Loan Parties, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America

Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement.
10.7    Adjustments; Set-off. xvi) Except to the extent that this Agreement or a court order expressly provides for payments to be allocated to a particular Lender or to the Lenders, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it (other than in connection with an assignment made pursuant to Section 10.6), or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.
(a)    In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to the Borrower, any such notice being expressly waived by the Borrower, to the extent permitted by applicable law, upon any Obligations becoming due and payable by ~~the~~a Co-Borrower (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any Affiliate thereof or any of their respective branches or agencies to or for the credit or the account of ~~the~~such Co-Borrower; provided that if any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender, the Swingline Lenders and the Lenders and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.
10.8    Counterparts; Integration; Effectiveness; Electronic Execution. xvii) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
(a)    Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.2), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this

Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “executed”, “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and waives any claim against the Administrative Agent or any Lender for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
10.9    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.10    Integration. This Agreement and the other Loan Documents represent the entire agreement of the Co-Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11    GOVERNING LAW. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER AND ANY CLAIM OR CONTROVERSY (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.12    Submission To Jurisdiction; Waivers. ~~The~~Each Co-Borrower hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding (whether in contract, tort or otherwise and whether at law or in equity) relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the county of New York, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and appellate courts from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right in any other forum in which jurisdiction can be established;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any indirect, special, exemplary, punitive or consequential damages.
10.13    Acknowledgements. ~~The~~Each Co-Borrower hereby acknowledges and agrees that:
(a)    no fiduciary, advisory or agency relationship between the Loan Parties and the Credit Parties is intended to be or has been created in respect of any of the transactions contemplated by this Agreement or the other Loan Documents, irrespective of whether the Credit Parties have advised or are advising the Loan Parties on other matters, and the relationship between the Credit Parties, on the one hand, and the Loan Parties, on the other hand, in connection herewith and therewith is solely that of creditor and debtor;
(b)    the Credit Parties, on the one hand, and the Loan Parties, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do the Loan

Parties rely on, any fiduciary duty to the Loan Parties or their Affiliates on the part of the Credit Parties in respect of the transactions contemplated by this Agreement and the other Loan Documents;
(c)    the Loan Parties are capable of evaluating and understanding, and the Loan Parties understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents;
(d)    the Loan Parties have been advised that the Credit Parties are engaged in a broad range of transactions that may involve interests that differ from the Loan Parties’ interests and that the Credit Parties have no obligation to disclose such interests and transactions to the Loan Parties;
(e)    the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent the Loan Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents;
(f)    each Credit Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, any of their Affiliates or any other Person in respect of the transactions contemplated by this Agreement and the other Loan Documents;
(g)    none of the Credit Parties has any obligation to the Loan Parties or their Affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Credit Party and the Loan Parties or any such Affiliate; and
(h) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Loan Parties and the Credit Parties.
10.14    Releases. xviii) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Borrower having the effect of releasing any guarantee obligations to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document, that has been consented to in accordance with Section 10.1 or permitted by Section 6.10.
(a)    At such time as the Loans, the Reimbursement Obligations and the other obligations (other than contingent indemnification obligations for which no claim has been made) under the Loan Documents shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (except to the extent cash collateralized in accordance with the procedures set forth in Section 8), all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Loan Documents shall terminate.
10.15    Confidentiality. Each of the Administrative Agent, each Issuing Lender, each Swingline Lender and each Lender agrees to keep confidential all Information (as defined below); provided that nothing herein shall prevent the Administrative Agent, any Issuing Lender, any Swingline Lender or any Lender from disclosing any such information (a) to the Administrative Agent, any other Issuing Lender, any other Swingline Lender or any other Lender or any Affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Transferee, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its

Affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than by reason of disclosure by such Administrative Agent or Lender, as applicable, in breach of this Section 10.15, (h) to the National Association of Insurance Commissioners or any similar organization, to the extent required by such organization, or to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (i) in the case of the Administrative Agent or any Arranger hereunder, information routinely provided by arrangers to any data service provider, including league table providers, that serve the lending industry, (j) in connection with the exercise of any remedy hereunder or under any other Loan Document, (k) any direct, indirect, actual or prospective counterparty (and its advisor) to any Swap Agreement related to the Obligations under this Agreement or other transaction under which payments are to be made by reference to ~~the~~a Co-Borrower and its Obligations, this Agreement or payments hereunder, (l) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement or (m) if agreed by the Borrower in its sole discretion, to any other Person. “Information” means all information received from the Borrower relating to the Borrower, the Irish Borrower or its business, other than any such information that is available to the Administrative Agent, any Issuing Lender, any Swingline Lender or any Lender on a non-confidential basis prior to disclosure by the Borrower; provided that in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.15 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
For the avoidance of doubt, nothing in this Section 10.15 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 10.15 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.
All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its administrative questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.
10.16    WAIVERS OF JURY TRIAL. ~~THE~~EACH CO-BORROWER, THE

ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
10.17    USA Patriot Act. Each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the names and addresses of the Loan Parties and other information that will allow such Lender to identify the Loan Parties in accordance with the Patriot Act.
10.18    Prior Credit Agreement. The Borrower, certain of the Lenders, Departing Lenders and the Administrative Agent are parties to the Prior Credit Agreement. The Borrower, the Lenders, the Departing Lenders and the Administrative Agent agree that upon (i) the execution and delivery of this Agreement by each of the parties hereto and (ii) satisfaction (or waiver by the aforementioned parties) of the conditions precedent set forth in Section 5.1, the terms and conditions of the Prior Credit Agreement shall be and hereby are amended, superseded, and restated in their entirety by the terms and provisions of this Agreement. All amounts outstanding or otherwise due and payable under the Prior Credit Agreement prior to the Closing Date shall, on and after the Closing Date, be outstanding and due and payable under this Agreement. Without limiting the foregoing, upon the effectiveness hereof, the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit and loan exposure under the Prior Credit Agreement as are necessary in order that each such Lender’s Extensions of Credit (as defined herein on the Closing Date) hereunder reflects such Lender’s Revolving Percentage (as defined herein on the Closing Date) of the Total Extensions of Credit (as defined herein on the Closing Date) on the Closing Date. Upon the effectiveness hereof, each Departing Lender’s “Commitment” under the Prior Credit Agreement shall be terminated, each Departing Lender shall have received payment in full of all of the “Obligations” under the Prior Credit Agreement (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, contingent indemnity obligations and other contingent obligations owing to it under the “Loan Documents” as defined in the Prior Credit Agreement) and each Departing Lender shall not be a Lender hereunder. For the avoidance of doubt, upon the effectiveness of this Agreement, no Departing Lender shall have any duties, responsibilities or obligations under the Prior Credit Agreement or hereunder. All Lenders agree and acknowledge that notwithstanding any other provision of the Prior Credit Agreement to the contrary, only Departing Lenders shall receive full repayment of their “Obligations” under the Prior Credit Agreement on the effective Closing Date, as such Departing Lenders shall not constitute Lenders hereunder, and the Lenders consent to such full repayment as described above.
10.19    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent that any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(i)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(ii)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
10.20    Joint and Several Liability. The obligations of the Co-Borrowers hereunder and under the other Loan Documents with respect to the Tranche B Loans and the Obligations related thereto (the “Tranche B Obligations”), including payment of principal and interest with respect thereto, shall be joint and several and, as such, each Co-Borrower shall be liable for all of such Tranche B Loan Obligations of each other Co-Borrower under this Agreement and the other Loan Documents. To the fullest extent permitted by law, the liability of each Co-Borrower for the Tranche B Loan Obligations, including payment of principal and interest with respect thereto, under this Agreement and the other Loan Documents of the other applicable Co-Borrowers with whom it has joint and several liability shall be absolute, unconditional and irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other Loan Document against such other applicable Co-Borrowers, or any of the obligations hereunder or thereunder or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any applicable Credit Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder or under the other Loan Documents; provided that no Co-Borrower hereby waives any suit for breach of a contractual provision of any of the Loan Documents) which may at any time be available to or be asserted by such other applicable Co-Borrower or any other Person against any Credit Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of such other applicable Co-Borrower or such Co-Borrower) (other than a defense of payment or performance hereunder or under the other Loan Documents; provided that no Co-Borrower hereby waives any suit for breach of a contractual provision of any of the Loan Documents) which constitutes, or might be construed to constitute, an equitable or legal discharge of such other applicable Co-Borrower for the obligations hereunder or under any other Loan Document, or of such Co-Borrower under this Section 10.20 in bankruptcy, in any insolvency proceeding or in any other instance. For the avoidance of doubt, notwithstanding anything in this Agreement or in any other Loan Document, (i) the Tranche A Obligations, including payment of principal and interest with respect thereto, are the several obligations of the Borrower and not the joint and several obligations of the Co-Borrowers and (ii) the Irish Borrower shall have no liability for the Tranche A Obligations, including payment of principal or interest with respect thereto. In the event of a conflict between this Section 10.20 and any other provision of this Agreement or of any other Loan Document, this Section

10.20 shall govern and control.

Exhibit B-1: New Lenders

Exhibit B-1: New Lender Notice Detail

Schedule 1: Schedule 1.1A — Commitment and Swingline